UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12

ANTERIS TECHNOLOGIES GLOBAL CORP.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
 ☐ Fee paid previously with preliminary materials
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED OCTOBER 30, 2025
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 3, 2025
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Anteris Technologies Global Corp., a Delaware corporation (the “Company”), will be held on December 3, 2025, at 5:00 p.m. Central time (being 9:00 a.m. AEST December 4, 2025). You can attend the Annual Meeting in person at InterContinental Brisbane, 190 Elizabeth Street, Brisbane, Queensland 4000 Australia, or via the live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2025, where you can participate, vote, and submit questions during the Annual Meeting.
For purposes of attendance at the Annual Meeting, all references in this Proxy Statement to “present in person” shall include virtually present at the Annual Meeting. Only stockholders of record at the close of business on October 30, 2025 (being 7:00 a.m. AEST on October 31, 2025), are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Holders of CHESS Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend the Annual Meeting. CDI holders may vote in advance of the Annual Meeting by instructing CHESS Depositary Nominees Pty Ltd (“CDN”) to vote on their behalf by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI holders are not eligible to vote during the Annual Meeting, whether attending in person or virtually. As further described in the proxy materials for the Annual Meeting, you may attend the Annual Meeting in person or via the live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2025. You may vote by telephone, Internet, or mail prior to the Annual Meeting. While we encourage you to vote in advance of the Annual Meeting, unless you are a holder of CDIs, you may also vote electronically or in person and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions), regardless of whether you are attending in person or virtually. CDI holders will only be able to ask questions during the Annual Meeting if they are attending in person.
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AVR2025, stockholders must enter the 15-digit control number found on your proxy card. Holders of CDIs that plan to attend the Annual Meeting via live webcast will need to do so as guests.
The Annual Meeting will be held for the following purposes:
1.
to elect each of John Seaberg and Gregory Moss as a Class I director to serve until the 2028 annual meeting of stockholders and until his respective successor is duly elected and qualified or until the earlier of his death, resignation, disqualification or removal;

2.	to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the 2025 fiscal year;
3.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 1,000,000 restricted stock units (“RSUs”) to Wayne Paterson in connection with our U.S. initial public offering (the “IPO”), on the terms and conditions set out in this Proxy Statement;

4.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 83,333 RSUs to John Seaberg in connection with the IPO, on the terms and conditions set out in this Proxy Statement;

5.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 41,666 RSUs to Stephen Denaro in connection with the IPO, on the terms and conditions set out in this Proxy Statement;

6.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 52,742 RSUs to Gregory Moss in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement;

7.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 52,742 RSUs to David Roberts in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement;

8.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $250,000 (in grant date value) of RSUs to John Seaberg in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

9.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $125,000 (in grant date value) of RSUs to Stephen Denaro in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

10.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $61,644 (in grant date value) of RSUs to Gregory Moss in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

11.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $61,644 (in grant date value) of RSUs to David Roberts in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

12.
to approve, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, adjustments to the exercise price of certain stock options previously granted under the Company’s Employee Incentive Plan, on the terms and conditions set out in this Proxy Statement;

13.
to approve, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, amendments to the terms of stock options previously granted under the Company’s 2017 Incentive Plan and 2020 Incentive Plan, as set out in this Proxy Statement; and

14.	to consider and transact such other business as may properly come before the Annual Meeting.
On or about November 10, 2025, we will begin to mail to certain stockholders this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including Amendment No. 1 thereto (the “Annual Report”), and instructions on how to vote online. The Proxy Statement and Annual Report are available at www.proxyvote.com.

Toowong, Queensland	By Order of the Board of Directors,

Australia
Wayne Paterson
November 10, 2025	Vice Chairman of the Board of Directors and Chief Executive Officer

The Proxy Statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

Your vote is very important. You may vote at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope. CDI holders may vote in advance of the Annual Meeting by instructing CDN to vote on their behalf by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI holders are not eligible to vote during the Annual Meeting, whether attending in person or virtually.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
TABLE OF CONTENTS	3
FORWARD-LOOKING STATEMENTS	4
INITIAL PUBLIC OFFERING AND REORGANIZATION TRANSACTIONS	4
2025 PROXY STATEMENT SUMMARY	5
PROXY STATEMENT	6
QUESTIONS AND ANSWERS	7
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING	20
PROPOSAL ONE – ELECTION OF CLASS I DIRECTORS	20
CORPORATE GOVERNANCE	23
2024 DIRECTOR COMPENSATION	29
2025 DIRECTOR COMPENSATION PACKAGE	31
EXECUTIVE COMPENSATION	32
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	41
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	45
PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	46
REPORT OF THE AUDIT AND RISK COMMITTEE	48
PROPOSAL THREE – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF 1,000,000 RESTRICTED STOCK UNITS TO WAYNE PATERSON ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT	49
PROPOSALS FOUR, FIVE, SIX AND SEVEN – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE INITIAL GRANT OF RESTRICTED STOCK UNITS TO NON-EMPLOYEE DIRECTORS	52
PROPOSALS EIGHT, NINE, TEN AND ELEVEN – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF RESTRICTED STOCK UNITS TO NON-EMPLOYEE DIRECTORS	57
PROPOSAL TWELVE – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER PURPOSES, ADJUSTMENTS TO THE EXERCISE PRICE OF CERTAIN STOCK OPTIONS PREVIOUSLY GRANTED UNDER THE COMPANY’S EMPLOYEE INCENTIVE PLAN, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT	62
PROPOSAL THIRTEEN – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER PURPOSES, AMENDMENTS TO THE TERMS OF STOCK OPTIONS PREVIOUSLY GRANTED UNDER THE COMPANY’S 2017 INCENTIVE PLAN AND 2020 INCENTIVE PLAN OR THROUGH SHAREHOLDER APPROVAL, AS SET OUT IN THIS PROXY STATEMENT	64

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).
These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.
INITIAL PUBLIC OFFERING AND REORGANIZATION TRANSACTIONS
Prior to the consummation of our U.S. initial public offering (the “IPO”), we completed a series of reorganization transactions (the “Reorganization”) pursuant to which we received all of the issued and outstanding shares of Anteris Technologies Pty Ltd (formerly Anteris Technologies Ltd) (“ATPL”), which was formerly an Australian public company originally registered in Western Australia, Australia and listed on the Australian Securities Exchange (“ASX”), pursuant to a scheme of arrangement under Australian law between ATPL and its shareholders (the “Scheme”) under Part 5.1 of the Australian Corporations Act 2001 (Cth) (the “Corporations Act”). Contemporaneously with implementation of the Scheme, ATPL also cancelled all existing options it had on issue in exchange for our company issuing replacement options to acquire Common Stock pursuant to a scheme of arrangement between ATPL and its optionholders (the “Option Scheme”) under Part 5.1 of the Corporations Act. The Scheme was approved by ATPL’s shareholders at a general meeting of shareholders, which was held on December 3, 2024. The Option Scheme was approved by ATPL’s optionholders at a general meeting of optionholders held on the same day. ATPL obtained approval of the Scheme and the Option Scheme by the Supreme Court of Queensland on December 4, 2024. As a result of the Reorganization, ATPL became a wholly owned subsidiary of our company and the shareholders of ATPL immediately prior to the consummation of the IPO became holders of either one share of Common Stock for every ordinary share of ATPL or one CDI for every one ordinary share of ATPL for each share held as of the record date.

2025 PROXY STATEMENT SUMMARY
This summary contains highlights about our upcoming 2025 Annual Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.
2025 Annual Meeting of Stockholders

Date and Time:	December 3, 2025, at 5:00 p.m. Central time (being 9:00 a.m. AEST December 4, 2025)
Location*:	InterContinental Brisbane, 190 Elizabeth Street, Brisbane,Queensland 4000 Australia and live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2025
Record Date:	October 30, 2025 (being 7:00 a.m. AEST October 31, 2025)

*
If you are a stockholder, you may attend, ask questions relating to meeting matters, and vote during the Annual Meeting via the live webcast on the Internet at the link above (subject to time restrictions). If you are a CDI holder that plans to attend the Annual Meeting online via live webcast, you may attend as a guest, but you will not be able to ask questions relating to meeting matters or vote electronically during the Annual Meeting.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1	Election of John Seaberg and Gregory Moss as Class I directors.	FOR the nominees
2	Ratification of the Appointment of KPMG as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.	FOR
3
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 1,000,000 restricted stock units (“RSUs”) to Wayne Paterson in connection with the IPO, on the terms and conditions set out in this Proxy Statement.
FOR the grant
4
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 83,333 RSUs to John Seaberg in connection with the IPO, on the terms and conditions set out in this Proxy Statement.
FOR the grant
5
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 41,666 RSUs to Stephen Denaro in connection with the IPO, on the terms and conditions set out in this Proxy Statement.
FOR the grant
6
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 52,742 RSUs to Gregory Moss in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement.
FOR the grant
7
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 52,742 RSUs to David Roberts in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement.
FOR the grant
8
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $250,000 (in grant date value) of RSUs to John Seaberg in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;
FOR the grant
9
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $125,000 (in grant date value) of RSUs to Stephen Denaro in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;
FOR the grant

Proposal	Matter	Board Recommendation
10
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $61,644 (in grant date value) of RSUs to Gregory Moss in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;
FOR the grant
11
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $61,644 (in grant date value) of RSUs to David Roberts in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;
FOR the grant
12
Approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, adjustments to the exercise price of certain stock options previously granted under the Company’s Employee Incentive Plan, on the terms and conditions set out in this Proxy Statement.
FOR
13
Approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, amendments to the terms of stock options previously granted under the Company’s 2017 Incentive Plan and 2020 Incentive Plan, as set out in this Proxy Statement
FOR

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
December 3, 2025

This Proxy Statement is being furnished to the stockholders of Anteris Technologies Global Corp. (the “Company”, “Anteris” or “ATGC”) in connection with the solicitation of proxies for the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 3, 2025, at 5:00 p.m. Central time (being 9:00 a.m. AEST on December 4, 2025), or at any adjournment or postponement thereof, for the purposes set forth herein. The Annual Meeting will be held in person at InterContinental Brisbane, 190 Elizabeth Street, Brisbane, Queensland 4000 Australia and via live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2025. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). Stockholders will be able to vote and submit questions in person or online through the virtual meeting platform during the Annual Meeting. Holders of CHESS Depositary Interests (“CDIs”) of the Company will also be entitled to receive notice of, and to attend, the Annual Meeting. CDI holders may vote in advance of the Annual Meeting by instructing CHESS Depositary Nominees Pty Ltd (“CDN”) to vote on their behalf by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI holders are not eligible to vote during the Annual Meeting, whether attending in person or virtually, and will only be able to ask questions during the Annual Meeting if they are attending in person.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR
YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION
CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY
STATEMENT CAREFULLY.
QUESTIONS AND ANSWERS
Why am I receiving these materials?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. CDI holders may vote in advance of the Annual Meeting by instructing CDN to vote on their behalf by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI holders are not eligible to vote during the Annual Meeting, whether attending in person or virtually.
Why did I receive a full set of these materials, instead of a notice regarding the Internet availability of proxy materials?
We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Statement, form of proxy card, and the other Annual Meeting materials are available on the internet at www.proxyvote.com.
How can I attend the Annual Meeting?
Stockholders of record at the close of business on October 30, 2025 (being 7:00 a.m. AEST on October 31, 2025) (the “Record Date”) (or their duly appointed proxy holder) may attend, vote, and submit questions, and CDI holders may attend and submit questions (but not vote), in person at InterContinental Brisbane, 190 Elizabeth Street, Brisbane, Queensland 4000 Australia. Stockholders may also attend, vote, and submit questions virtually during the Annual Meeting by logging in at www.virtualshareholdermeeting.com/AVR2025. To log in to the online platform, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting virtually as a guest, but you will not be able to submit questions or electronically vote at the meeting. The meeting will begin promptly at 5:00 p.m. Central time on December 3, 2025 (being 9:00 a.m. AEST on December 4, 2025). We encourage you to arrive at or access the meeting prior to the start time. Online access will open at 4:45 p.m. Central time (being 8:45 a.m. AEST) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.virtualshareholdermeeting.com/AVR2025 for 90 days after the meeting.
Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. CDI holders may vote in advance of the Annual Meeting by instructing CDN to vote on their behalf by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form.
Can I ask questions at the Annual Meeting?
There will be a designated portion of the Annual Meeting where all in-person attendees and certain virtual attendees can ask questions. For virtual attendees, only registered stockholders as of the Record Date who have accessed our Annual Meeting online as a stockholder (rather than as a “guest”) will have an opportunity to submit written questions live via the Internet during the meeting. We also encourage you to submit written questions in advance of the meeting until 11:59 p.m. U.S. Eastern time the day before the Annual Meeting by going to www.virtualshareholdermeeting.com/AVR2025 and logging in with your control number. During the meeting, we will answer stockholder questions (and CDI holder questions submitted in person) that comply with the meeting rules of procedure. The rules of procedure, including the number and types of questions that will not be accepted, will be posted on the Annual Meeting website. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
If attending virtually, stockholders must have available their control number provided on their proxy card to ask questions during the meeting. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting online as a guest, but you will not be able to submit questions during the meeting.
What if I have technical difficulties or trouble accessing the Annual Meeting through the virtual platform?
We will have technicians ready to assist you with any technical difficulties you may have accessing the meeting through the virtual platform. If you encounter any difficulties accessing the meeting through the virtual platform during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: www.virtualshareholdermeeting.com/AVR2025.
What proposals will be voted on at the Annual Meeting?
Stockholders will vote on thirteen (13) proposals at the Annual Meeting:
1.
to elect John Seaberg and Gregory Moss as Class I directors, each to serve until the 2028 annual meeting of stockholders and until his respective successor is duly elected and qualified or until the earlier of his death, resignation, disqualification or removal (“Proposal One”);

2.	to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the 2025 fiscal year (“Proposal Two”);
3.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 1,000,000 RSUs to Wayne Paterson in connection with the IPO, on the terms and conditions set out in this Proxy Statement (“Proposal Three”);

4.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 83,333 RSUs to John Seaberg in connection with the IPO, on the terms and conditions set out in this Proxy Statement (“Proposal Four”);

5.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 41,666 RSUs to Stephen Denaro in connection with the IPO, on the terms and conditions set out in this Proxy Statement (“Proposal Five”);

6.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 52,742 RSUs to Gregory Moss in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Six”);

7.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 52,742 RSUs to David Roberts in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Seven”);

8.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $250,000 (in grant date value) of RSUs to John Seaberg in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Eight”);

9.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $125,000 (in grant date value) of RSUs to Stephen Denaro in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Nine”);

10.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $61,644 (in grant date value) of RSUs to Gregory Moss in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Ten”);

11.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $61,644 (in grant date value) of RSUs to David Roberts in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Eleven”);

12.
to approve, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, adjustments to the exercise price of certain stock options previously granted under the Company’s Employee Incentive Plan, on the terms and conditions set out in this Proxy Statement (“Proposal Twelve”); and

13.
to approve, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, amendments to the terms of stock options previously granted under the Company’s 2017 Incentive Plan and 2020 Incentive Plan, as set out in this Proxy Statement (“Proposal Thirteen”).

We will also consider other business, if any, that properly comes before the Annual Meeting.
What happens if other business not discussed in this Proxy Statement comes before the meeting?
The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Second Amended and Restated Certificate of Incorporation (the “Charter”), Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxy holders will use their discretion in casting all the votes that they are entitled to cast.
How does the Board recommend that stockholders vote on the proposals?
Our Board recommends that stockholders vote:
•	“FOR” the election of John Seaberg and Gregory Moss as Class I directors;
•	“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 1,000,000 RSUs to Wayne Paterson in connection with the IPO, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 83,333 RSUs to John Seaberg in connection with the IPO, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 41,666 RSUs to Stephen Denaro in connection with the IPO, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 52,742 RSUs to Gregory Moss in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 52,742 RSUs to David Roberts in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $250,000 (in grant date value) of RSUs to John Seaberg in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $125,000 (in grant date value) of RSUs to Stephen Denaro in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $61,644 (in grant date value) of RSUs to Gregory Moss in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $61,644 (in grant date value) of RSUs to David Roberts in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, adjustments to the exercise price of certain stock options previously granted under the Company’s Employee Incentive Plan, on the terms and conditions set out in this Proxy Statement; and

•
“FOR” the approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, of amendments to the terms of stock options previously granted under the Company’s 2017 Incentive Plan and 2020 Incentive Plan, as set out in this Proxy Statement.

Who is entitled to vote?
As of the Record Date, [  ] shares of Common Stock were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record Date. No cumulative voting rights are authorized.
CDI holders may vote in advance of the Annual Meeting by instructing CDN to vote on their behalf by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI holders are not eligible to vote during the Annual Meeting, whether attending in person or virtually.
What does it mean to be a holder of CDIs?
CDIs are issued by the Company through CDN and traded on the ASX. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every one CDI that you own. CDN, or its custodian, is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct CDN, or its custodian, as to how to vote the shares of Common Stock underlying your CDIs, and you are invited to attend the Annual Meeting. However, because you are not a stockholder, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must inform CDN via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as CDN’s proxy for the purposes of attending and voting at the Annual Meeting.
Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN how to vote. We encourage you to communicate your voting instructions to CDN in advance of the Annual Meeting to ensure that your vote will be counted by either completing your CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form or logging on to www.investorvote.com.au and entering the 6-digit control number found on your CDI Voting Instruction Form.
If you are a CDI holder and plan to attend the Annual Meeting virtually, you may still access the live webcast as a guest, but you will not be able to electronically vote or submit questions at the meeting.
How do I vote in advance of the Annual Meeting?
If you are a holder of record of shares of Common Stock of the Company, you may direct your vote without attending the Annual Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.
CDI holders may only vote in advance of the Annual Meeting and must instruct CDN to vote on their behalf either by completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. See “How do I vote if I hold CDIs?”
If you hold your shares or CDIs in street name via a broker or other intermediary, you should receive notice from your broker, bank, or other nominee and should follow such nominee’s applicable voting instructions. If you receive a voting instruction card, you may direct your vote by signing, dating, and mailing the card. Internet or telephonic voting may also be available. Please see the notice or voting instruction card provided by your applicable nominee or contact them for further details.
How do I vote during the Annual Meeting?
Shares held directly in your name as the stockholder of record may be voted, if you are attending the Annual Meeting, either in person or by entering the 15-digit control number found on your proxy card when you log in to the meeting online at www.virtualshareholdermeeting.com/AVR2025.

Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).
Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.
CDI holders are not considered stockholders and therefore may not vote at the Annual Meeting, whether attending in person or virtually, unless they instruct CDN to appoint themselves as CDN’s proxy for purposes of attending and voting at the Annual Meeting, as described above under “What does it mean to be a holder of CDIs?”. CDI holders may vote in advance of the Annual Meeting by instructing CDN to vote on their behalf by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form.
How do I vote if I hold CDIs?
Each CDI holder is entitled to direct CDN to vote one vote for every one CDI held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting, either virtually or in person as guests, but cannot vote during the Annual Meeting.
To vote in advance of the Annual Meeting, holders of CDIs must direct CDN to vote their underlying shares of Common Stock by either (i) completing and returning a CDI Voting Instruction Form to Computershare, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, or (ii) logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI Voting Instruction Forms must be received by Computershare by no later than 5:00 p.m. Central time on Sunday, November 30, 2025 (being 9:00 a.m. AEST on Monday, December 1, 2025) in accordance with the instructions on the CDI Voting Instruction Form. Online votes submitted via the Internet at www.investorvote.com.au must also be cast by no later than 5:00 p.m. Central time on Sunday, November 30, 2025 (being 9:00 a.m. AEST on Monday, December 1, 2025).
If you hold your CDIs in street name, you should receive notice from your broker, bank, or other nominee and should follow such nominee’s applicable voting instructions. If you receive a voting instruction card, you may direct your vote by signing, dating, and mailing the card. Internet or telephonic voting may also be available. Please see the notice or voting instruction card provided by your applicable nominee or contact them for further details.
Because CDI holders are not considered stockholders, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must inform CDN via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as CDN’s proxy for the purposes of attending and voting at the Annual Meeting. Otherwise, if you attend the Annual Meeting, whether in person or virtually, you will be considered a guest and will not be able to vote during the meeting.
Can I change my vote or revoke my proxy or CDI Voting Instruction Form?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record (not including a CDI holder), you may change your vote or revoke your proxy by:
•	delivering a written notice of revocation of your proxy to the attention of the Secretary at the address included herein in the section titled “Stockholder Communications”;
•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•	attending the Annual Meeting and voting, as indicated above under “How do I vote during the Annual Meeting?”, but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).

If you are a holder of CDIs, you may change your vote by:
•
delivering to Computershare a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 5:00 p.m. Central time on Sunday, November 30, 2025 (being 9:00 a.m. AEST on Monday, December 1, 2025);

•
delivering to Computershare a new CDI Voting Instruction Form bearing a later date than your previous electronic vote or CDI Voting Instruction Form, which form must be received by no later than 5:00 p.m. Central time on Sunday, November 30, 2025 (being 9:00 a.m. AEST on Monday, December 1, 2025); or

•
submitting a new vote via the Internet at www.investorvote.com.au by logging on and entering the 6-digit control number found on your CDI Voting Instruction Form, which vote must be cast by no later than 5:00 p.m. Central time on Sunday, November 30, 2025 (being 9:00 a.m. AEST on Monday, December 1, 2025).

If your CDIs are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee.
What is a broker non-vote?
Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than CDN) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is Proposal Two. Each of the other proposals are non-routine matters.
A broker non-vote occurs when a broker, bank, or other nominee does not vote on a nonroutine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because Proposal Two is a routine matter, and as such, there will be no broker non-votes on Proposal Two. Broker non-votes may occur as to the other proposals or any other nonroutine matters that are properly presented at the Annual Meeting. The effect of broker non-votes on each of the other proposals is described below.
What constitutes a quorum?
The presence at the Annual Meeting, either in person or by proxy, of holders of a majority in voting power of the shares of stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting. Your shares are counted as being present if you participate either in person or virtually at the Annual Meeting and cast your vote during the meeting prior to the closing of the polls, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.
What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
1	Election of John Seaberg and Gregory Moss as Class I directors.	Plurality of Votes Cast	No	No Effect	No Effect
2	Ratification of the appointment of KPMG as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	Yes*	N/A	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
3
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 1,000,000 RSUs to Wayne Paterson in connection with the IPO, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
4
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 83,333 RSUs to John Seaberg in connection with the IPO, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
5
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 41,666 RSUs to Stephen Denaro in connection with the IPO, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
6
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 52,742 RSUs to Gregory Moss in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
7
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 52,742 RSUs to David Roberts in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
8	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $250,000 (in grant date value) of RSUs to John Seaberg in connection with the Annual	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement.
9
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $125,000 (in grant date value) of RSUs to Stephen Denaro in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
10
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $61,644 (in grant date value) of RSUs to Gregory Moss in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
11
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $61,644 (in grant date value) of RSUs to David Roberts in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
12
Approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, adjustments to the exercise price of certain stock options previously granted under the Company’s Employee Incentive Plan, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
13
Approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, amendments to the terms of stock options previously granted under the Company’s 2017 Incentive Plan and 2020 Incentive Plan, as set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

*
We understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. A broker non-vote would have the effect on each proposal as noted in the chart above.

Voting Exclusion Statement
The Company will disregard any votes cast in favor of:
•	Proposal Three by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Four by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Five by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Six by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Seven by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Eight by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Nine by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Ten by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Eleven by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Twelve by or on behalf of any person who holds an Affected Option (defined below) that is the subject of the approval sought under Proposal Ten, and any associates of those persons.
•	Proposal Thirteen by or on behalf of any person who holds an Outstanding Option (defined below) that is the subject of the approval sought under Proposal Eleven, and any associates of those persons.
However, the Company need not disregard a vote cast in favor of the above proposals by:
•	a person as proxy or attorney for a person who is entitled to vote on the relevant proposal, in accordance with directions given to the proxy or attorney to vote on the relevant proposal in that way;
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant proposal, in accordance with a direction given to the chair to vote on the relevant proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
○	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant proposal; and
○	the holder votes on the relevant proposal in accordance with directions given by the beneficiary to the holder to vote in that way.
What is the deadline for submitting a proxy or CDI Voting Instruction Form?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Tuesday, December 2, 2025 (being 2:59 p.m. AEST on Wednesday, December 3, 2025), and proxies submitted by mail should be received by the close of business on Tuesday, December 2, 2025 (being 8:00 a.m. AEST on Wednesday, December 3, 2025).
CDI Voting Instruction Forms must be received by Computershare by no later than 5:00 p.m. Central time on Sunday, November 30, 2025 (being 9:00 a.m. AEST on Monday, December 1, 2025) in accordance with the instructions on the CDI Voting Instruction Form.
What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?
If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.
How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?
If you are a holder of record of our Common Stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:
•	“FOR” the election of John Seaberg and Gregory Moss as Class I directors;
•	“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 1,000,000 RSUs to Wayne Paterson in connection with the IPO, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 83,333 RSUs to John Seaberg in connection with the IPO, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 41,666 RSUs to Stephen Denaro in connection with the IPO, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 52,742 RSUs to Gregory Moss in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 52,742 RSUs to David Roberts in connection with appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $250,000 (in grant date value) of RSUs to John Seaberg in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $125,000 (in grant date value) of RSUs to Stephen Denaro in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $61,644 (in grant date value) of RSUs to Gregory Moss in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $61,644 (in grant date value) of RSUs to David Roberts in connection with the Annual Meeting for the 2025 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, adjustments to the exercise price of certain stock options previously granted under the Company’s Employee Incentive Plan, on the terms and conditions set out in this Proxy Statement; and

•
“FOR” the approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, amendments to the terms of stock options previously granted under the Company’s 2017 Incentive Plan and 2020 Incentive Plan, as set out in this Proxy Statement.

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:
•	will be counted as present for purposes of establishing a quorum;
•
will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which is the proposal to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two); and

•
will not be counted in connection with the other proposals or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.”

Our Board knows of no matter to be presented at the Annual Meeting other than proposals identified in this Proxy Statement. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.
A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at Anteris Technologies Global Corp., Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia between the hours of 9:00 a.m. and 5:00 p.m. AEST. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at either the registration table for the Annual Meeting at the InterContinental Brisbane, 190 Elizabeth Street, Brisbane, Queensland 4000 Australia, or online at www.virtualshareholdermeeting.com/AVR2025. To access the stockholder list online, you will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If your shares are held beneficially and you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
Where can I find the Annual Report?
Our Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail.
Our Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. In accordance with ASX Listing Rule 3.13, we will release the voting results from the Annual Meeting by way of an announcement to the ASX as soon as possible after the conclusion of the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
When are stockholder proposals due for the 2026 Annual Meeting of the stockholders?
Rule 14a-8 Shareholder Proposals. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit the proposal to our executive offices at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia in writing not later than July 13, 2026.
Proposals or Director Nominees. Stockholders intending to present a proposal of business at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the stockholder notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we held the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is scheduled for a date more than 30 calendar days prior to or more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting and the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. For the 2026 Annual Meeting of Stockholders, the Secretary must receive notice of such a proposal or nomination no earlier than August 5, 2026 and no later than September 4, 2026. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary.
SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases notwithstanding the stockholder’s compliance with these deadlines.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19(b) of the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Who can I contact for further information?
You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL ONE –
ELECTION OF CLASS I DIRECTORS
Our Charter and Bylaws provide for a classified Board of Directors. There are three classes of directors, with each class of directors serving three-year terms that end in successive years. We currently have authorized six directors. Our Charter and Bylaws will not limit the number of terms a member may be re-elected as a director.
At the Annual Meeting, our stockholders will vote on the election of each of John Seaberg and Gregory Moss (the “Nominees”) as Class I directors, each for a three-year term and until the election and qualification of his respective successor in office, or until the earlier of his respective death, resignation, disqualification or removal. The proxy holders intend to vote all proxies received by them “FOR” the Nominees unless otherwise instructed. In the event that the Nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by our current Board to fill the vacancy. As of the date of this Proxy Statement, our Board is not aware that either of the Nominees are unable or will decline to serve as a director. The two Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors. Proxies cannot be voted for more than one individual.
ASX Listing Rule 14.5 requires that an entity which has directors must hold an election of directors at each annual meeting. Further, in accordance with ASX Listing Rule 14.4, a director must not hold office (without re-election) past the third annual meeting following their appointment or three years, whichever is longer.
Each of Mr. Seaberg and Mr. Moss has agreed to serve, if elected, until the 2028 annual meeting of stockholders and until his respective successor has been duly elected and qualified or until the earlier of his respective death, resignation, disqualification or removal. There are no family relationships between or among any of Mr. Seaberg, Mr. Moss, our executive officers, or our continuing directors. Each of Mr. Seaberg and Mr. Moss was evaluated in accordance with our standard review process for director candidates in connection with their nomination for election at the Annual Meeting.
The following table sets forth information with respect to the Nominees and our other current directors who will continue in office after the Annual Meeting and information with respect to their ages and positions held with our company as of the date of this Proxy Statement:

Name	Current Position	Independent Under NASDAQ Rules	Age
Class I Director Nominee:
John Seaberg(1)(2)(3)	Chairman of the Board of Directors	Yes	74
Gregory Moss(3)	Director	Yes	42
Class II Directors (Terms Expiring at the 2026 Annual Meeting of Stockholders)
Stephen Denaro(1)(2)(3)	Director	No	64
David St Denis	President, Director	No	57
Class III Directors (Terms Expiring at the 2027 Annual Meeting of Stockholders)
Wayne Paterson	Vice Chairman and Chief Executive Officer	No	59
David Roberts(1)(2)	Director	Yes	61

(1)	Member of the Audit and Risk Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.
Our directors bring a range of skills and experience in relevant areas, including finance, strategy, marketing, biotechnology and medical technology, global health care, corporate finance and capital investment, international corporate experience, executive leadership, governance as well as ASX experience. We believe this cross-section of capabilities enables our Board to help guide our objectives and leading corporate governance practices. More detailed biographical descriptions of the Nominees and each continuing director are set forth below.
John Seaberg
John Seaberg has been Chairman of our Board since March 2017 and a director since October 2014, in each case taking into account positions held with ATPL. Additionally, Mr. Seaberg has been serving as Board Chair of

Preceptis Medical Inc since 2016 and as Director of Phraxis Medical Inc since 2009. He was Executive VP at Cedar Point Capital, a broker-dealer focused on healthcare investment, from June 2015 through December 31, 2023. From 2008 until 2012, Mr. Seaberg was Chair of Synovis Inc., a NASDAQ-listed manufacturer of various medical device and bioscaffold tissue products which was acquired by Baxter, and, from 2007 until 2014, was Co-Founder, Chair and Chief Executive Officer of NeoChord Inc., a company commercializing technology developed at the Mayo Clinic for repair of the mitral valve via minimally invasive techniques. From 1996 to 2006, Mr. Seaberg served at Guidant Corp. (subsequently acquired by Boston Scientific Corp.) where he held various executive level positions, including Director of Marketing for Cardiac Rhythm Management, Vice President of Sales for Cardiac Surgery and Vice President of Sales for Cardiac Rhythm Management. In addition, Mr. Seaberg was co-Founder, President and Chief Executive Officer of ACIST Medical, from 1991 to 1995. Mr. Seaberg holds a Bachelor of Arts in Speech Communications from the University of Minnesota and an MBA from the Carlson School of Management, also at the University of Minnesota. We believe that Mr. Seaberg’s qualifications to serve as a director include his extensive finance, leadership and industry experience and his tenure as a director of the Company.
Gregory Moss
Gregory Moss serves as Chief Business and Legal Officer, as well as Corporate Secretary and Chief Compliance Officer of Evommune, Inc. Prior to Evommune, Mr. Moss served as Executive Vice President, General Counsel, and Corporate Secretary, Chief Compliance Officer at Kadmon, a Sanofi Company, where he led legal, compliance, and business development operations, culminating in Kadmon’s $1.9 billion acquisition in 2021. Prior to joining Kadmon in 2012, Mr. Moss served as a solicitor in the corporate risk department of a large Australian law firm and as an associate at a boutique law firm and hedge fund in New York, where he focused on complex litigation and event-driven outcomes. Mr. Moss currently serves on the board of Vitls, Inc. Mr. Moss earned a BA and an LLB from Macquarie University, Australia, and is a member of the Bar Associations of New York, USA, and New South Wales, Australia, with admissions before the Supreme Court of the United States of America; Southern District of New York; Supreme Court of New South Wales, Australia; and High Court of Australia. We believe that Mr. Moss’s qualifications to serve as a director include his extensive legal and business experience.
Stephen Denaro
Stephen Denaro has been a director since October 2018, taking into account Mr. Denaro’s director position with ATPL. Mr. Denaro also serves as ATPL’s Secretary, a position he has held since 2018. Mr. Denaro has been providing company secretarial services to other ASX-listed companies since 1994, and serves as a director and sole shareholder of Trio Business Intermediaries Pty Ltd, a business consulting company, specializing in restructuring, corporate governance, directorship and company secretarial services, through which he provides these and other services. Mr. Denaro has over 25 years of experience in mergers and acquisitions, business valuations, accountancy services, and income tax compliance gained from positions as Company Secretary and Chief Financial Officer of various public companies and with major chartered accountancy firms in Australia and the United Kingdom. Mr. Denaro has a Bachelor of Business in Accountancy and a Graduate Diploma in Applied Corporate Governance, and he is a member of the Institute of Chartered Accountants in Australia & New Zealand, and the Australian Institute of Company Directors. We believe that Mr. Denaro’s qualifications to serve as a director include his finance and business experience and his experience with ASX-listed companies, including his tenure as Corporate Secretary of ATPL and a director of the Company.
David St Denis
David St Denis has served as the Company’s President and as a director since March 2025. Prior to that, Mr. St Denis served as the Company’s Chief Operating Officer since July 2017, taking into account his position with ATPL. In addition, Mr. St Denis has served as the Chief Executive Officer of v2vmedtech, inc. (“v2vmedtech”), which we consider to be a Variable Interest Entity (“VIE”) and consolidate in our financial statements, since April 2023. Mr. St Denis also served as Chief Financial Officer of v2vmedtech from April 2023 to September 2023. Prior to his appointment as Chief Operating Officer of the Company, Mr. St Denis served as Head of Commercial Operations for Europe and Canada at Merck since 2013, and prior to that, served as Head of Operations for Emerging Markets at Merck since 2008. In addition, Mr. St Denis had held multiple leadership roles at Millennium Pharmaceuticals, Inc, now Takeda Pharmaceutical Company, from 1996 to 2006, and provided strategic consulting services to such company from 2006 to 2008. Mr. St Denis has a Bachelor of Science from the University of Connecticut, a Master of Arts from Boston University and an MBA in Global Management and International Marketing from Babson College - Franklin W. Olin Graduate School of Business. We believe that Mr. St Denis’ qualifications to serve as a director include his business experience within the industry in which the Company operates, including as the Company’s President.
Wayne Paterson
Wayne Paterson joined the Company in October 2014 as a Non-Employee Director (as defined below), served as the Chair from February 2016 to March 2017, served as the interim Chief Executive Officer commencing in May 2016, has served as the Chief Executive Officer since March 2017, in each case taking into account positions held with ATPL, and has served as the Vice Chairman of our Board since March 2025. Mr. Paterson commenced service as Chair of v2vmedtech, which we consider to be a VIE and consolidate in our financial statements, in April 2023. Prior to joining the Company, Mr. Paterson held senior positions at Merck KGaA (“Merck”), a multinational science and technology company, from 2005 to 2013, including as President of Europe, Canada and Australia, President of Emerging Markets, President of Japan and President of Cardiovascular Medicine. From 1999 until 2005, Mr. Paterson served at Roche Pharmaceuticals, a multinational healthcare company, in several senior positions, including as Head of Pharmaceuticals in Roche’s South Korean operation and Head of Commercial Operations for Roche China. Mr. Paterson holds an MBA from the University of Southern Queensland and a degree in Business Studies from the Queensland University of Technology. Mr. Paterson previously served as a director of Cepheid Inc (NASDAQ: CHPD) from April 2015 to November 2016. We believe Mr. Paterson’s qualifications to serve as a director include his service as our Vice Chairman and Chief Executive Officer, as his insight into the business and related risks and challenges facing the Company will contribute to our Board and in its understanding of our business and strategy.
David Roberts
David Roberts is currently President of LeMaitre Vascular, Inc. (NASDAQ: LMAT), a position he has held since 2007. He joined LeMaitre in 1997 as Vice President of Business Development and was promoted to Chief Financial Officer in 2000. Prior to LeMaitre, Mr. Roberts worked from 1994 to 1997 at BUCA, Inc., and from 1992 to 1994 at HarbourVest Partners. Mr. Roberts received a Bachelor of Arts in Business Economics and History from Brown University and a Master of Business Administration from the Stanford University Graduate School of Business. Mr. Roberts serves as a director of LeMaitre Vascular, Inc., Lexington Medical, Inc. and Parasole Restaurant Holdings, Inc. We believe that Mr. Roberts’s qualifications to serve as a director include his significant financial and industry experience.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF JOHN SEABERG AND GREGORY MOSS AS A CLASS I DIRECTOR.

CORPORATE GOVERNANCE
Board of Directors
Our Board oversees the management of the business and affairs of the Company and serves as the ultimate decision-making body of the Company, except for those matters reserved to our stockholders. Our Board oversees the Company’s management team, to whom it has delegated responsibility for the Company’s day-to-day operations. While our Board’s oversight role is broad and may concentrate on different areas from time to time, its primary areas of focus are strategy, oversight, governance and compliance, as well as assessing management.
Director Independence
Our Board of Directors currently consists of six members. Our Board of Directors has determined that Messrs. Seaberg, Moss, and Roberts qualify as independent directors in accordance with the NASDAQ Marketplace Rules (the “NASDAQ Listing Rules”). Our Board has further determined that Messrs. Seaberg and Roberts qualify as independent directors under NASDAQ Listing Rules applicable to membership on our Audit and Risk Committee. In addition, our Board has determined that each of the members of our Audit and Risk Committee is “financially literate” pursuant to the NASDAQ Listing Rules, and that each of Messrs. Denaro and Roberts is an “audit committee financial expert,” as defined in applicable SEC rules. Mr. Paterson and Mr. St Denis are not considered independent by virtue of their positions as Chief Executive Officer and President, respectively, of the company. Mr. Denaro is not considered independent by virtue of his past position as Company Secretary of the Company’s predecessor entity and his continued services to the Company and controlled entities for which he receives a fee.
Under applicable NASDAQ Listing Rules, all committee members must satisfy the applicable NASDAQ independence requirements within one year of the listing of our Common Stock on NASDAQ. In addition, a majority of the directors serving on our Board will be required to be independent within one year of the listing of our Common Stock on NASDAQ.
Board Committees
Our Board has three standing committees: the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee is governed by a charter that is available on our website at https://anteristech.com/investors/corporate-governance.html.
Audit and Risk Committee
The members of our Audit and Risk Committee consist of Mr. Seaberg, Mr. Roberts and Mr. Denaro. Mr. Denaro is the chairperson of our Audit and Risk Committee. Mr. Seaberg and Mr. Roberts meet the requirements for independence under the current NASDAQ Listing Rules and Rule 10A-3 of the Exchange Act. Each member of our Audit and Risk Committee is “financially literate” under NASDAQ Listing Rules. Under applicable NASDAQ Listing Rules, all members must satisfy the applicable requirements for independence within one year of the listing of our Common Stock on NASDAQ. In addition, our Board has determined that Mr. Denaro is an “audit committee financial expert” within the meaning of the SEC’s rules and regulations. This designation does not impose on such director any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit and Risk Committee and our Board. Our Audit and Risk Committee is directly responsible for, among other things:
•	appointing, retaining, compensating and overseeing the work of our independent registered public accounting firm;
•	assessing the independence and performance of the independent registered public accounting firm;
•	reviewing with our independent registered public accounting firm the scope and results of the firm’s annual audit of our financial statements;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the financial statements that we will file with the SEC;

•	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	reviewing policies and practices related to risk assessment and management;
•	reviewing our accounting and financial reporting policies and practices and accounting controls, as well as compliance with legal and regulatory requirements;
•	reviewing, overseeing, approving, or disapproving any related-person and related-party transactions;
•
reviewing with our management the scope and results of management’s evaluation of our disclosure controls and procedures and management’s assessment of our internal control over financial reporting, including the related certifications to be included in the periodic reports we will file with the SEC;

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters, or other ethics or compliance issues;
•
reviewing reports from our management and our independent registered public accounting firm on the effectiveness of the internal control, risk management systems and management of material business risks;

•	establishing and reviewing our risk management framework, including the risk profile developed by our management covering material risks to our business;
•
reviewing and assessing the effectiveness of our internal controls, policies, programs, guidelines and procedures making up our risk management framework and reporting systems, including in light of any material breakdowns and reports from our management on new or emerging sources of risk; and

•	reviewing with our management and recommending to our Board additional or material amendments to our risk management reporting and governance policies.
Compensation Committee
The members of our Compensation Committee consist of Mr. Denaro, Mr. Roberts and Mr. Seaberg. Mr. Seaberg is the chairperson of our Compensation Committee. Each of Mr. Seaberg and Mr. Roberts is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current NASDAQ Listing Rules. Under applicable NASDAQ Listing Rules, all members must satisfy the applicable requirements for independence within one year of the listing of our Common Stock on NASDAQ. Our Compensation Committee is responsible for, among other things:
•	reviewing and approving the compensation of our executive officers, including reviewing and approving corporate goals and objectives with respect to compensation;
•	administering our equity incentive plans;
•	reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;
•	reviewing and recommending that our Board approve the compensation for our non-employee board members; and
•	establishing and reviewing general policies relating to compensation and benefits of our employees.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee consist of Mr. Denaro, Mr. Moss and Mr. Seaberg. Mr. Seaberg is the chairperson of our Nominating and Corporate Governance Committee. Mr. Seaberg and Mr. Moss meet the requirements for independence under the current NASDAQ Listing Rules. Under applicable NASDAQ Listing Rules, all members must satisfy the applicable requirements for independence within one year of the listing of our Common Stock on NASDAQ. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•	identifying and recommending candidates for membership on our Board, including the consideration of nominees submitted by stockholders, and on each of our Boards’ committees;

•	reviewing and recommending our corporate governance guidelines and policies;
•	reviewing proposed waivers of the Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) for directors and executive officers;
•	overseeing the process of evaluating the performance of our Board; and
•	assisting our Board on corporate governance matters.
Process for Nominating Potential Director Candidates
The Nominating and Corporate Governance Committee is responsible for identifying, screening and interviewing individuals qualified to become members of our Board and recommending qualified candidates for election by the stockholders consistent with the criteria set forth in the Company’s Corporate Governance Guidelines. In recommending nominees for director, the Nominating and Corporate Governance Committee will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. Additional criteria that the Nominating and Corporate Governance Committee and our Board may consider are:
•	the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	the candidate’s experience as a board member of another publicly held company, including those dual-listed in the United States and Australia;
•	the candidate’s professional and academic experience relevant to the Company’s industry;
•	the strength of the candidate’s leadership skills;
•	the candidate’s experience in finance and accounting and/or executive compensation practices;
•	whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and
•	the diversity of viewpoints, background, experience and other characteristics.
The Nominating and Corporate Governance Committee considers all candidates equally. The Nominating and Corporate Governance Committee reviews the background and qualifications of each nominee to ensure that our Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds (taking into account the enhanced independence, financial literacy and financial expertise standards that may be required under law, NASDAQ rules or the ASX rules).
The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. Accordingly, although the Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria as it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Any such nominations should be submitted to the Nominating and Corporate Governance Committee in line with the instructions provided in this Proxy Statement under the heading “When are stockholder proposals due for the 2026 Annual Meeting of the stockholders?” and in compliance with other specific procedural requirements set forth in our Bylaws.
Additional Information
Each committee is at all times authorized under its charter to have direct, independent and confidential access to our other directors, management and personnel to carry out the committee’s purposes. Each committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the committee.
Each committee may, in its sole discretion, retain or obtain the advice of legal counsel, compensation or other consultants and other advisers. We must provide for appropriate funding, as determined by each committee, for payment of reasonable compensation to any legal counsel, compensation or other consultant or other adviser retained by the committee.

Corporate Governance Matters
Our Board believes sound corporate governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and also conduct ongoing reviews of our governance structure and processes to reflect stockholder input and changing circumstances. Below are highlights of our corporate governance practices and principles.
Our Board has adopted Corporate Governance Guidelines that outline our corporate governance policies and practices, which is available on our website at https://anteristech.com/investors/corporate-governance.html.
Board Leadership Structure
The current Chairman of our Board is John Seaberg, who is an independent director under NASDAQ listing standards and for the purposes of the 4th Edition of the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations. The roles of Chairman of our Board and Chief Executive Officer are separate. Our Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows our Chief Executive Officer to focus primarily on our business strategy, operations, and corporate vision.
Risk Oversight
While management is responsible for assessing and managing risks to the Company on a day-to-day basis, our Board oversees management’s efforts to assess and manage risk. Our Board (in conjunction particularly with the Audit and Risk Committee) monitors and receives advice on areas of operational and financial risk and considers strategies for appropriate risk management arrangements. Specific areas of risk which are periodically considered at meetings of our Board include financial management, information technology, people and culture, intellectual property, regulatory (medical), legal, manufacturing, legal and organizational transformation. Additional areas of focus for our Board include, but are not limited to:
•	managing the Company’s long-term growth;
•	strategic and operational planning, including significant acquisitions and the evaluation of the Company’s capital structure; and
•	legal and regulatory compliance.
More broadly, risks are considered in virtually every business decision and process and as part of the Company’s overall business strategy. While our Board has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of our Board also have responsibility for risk oversight. As noted above, the Company’s Audit and Risk Committee assists our Board in overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, financial risk exposures, and cybersecurity risk, and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation policies and practices, including policies providing for the recovery of incentive or equity-based compensation and limiting hedging activities related to Company stock. The Nominating and Corporate Governance Committee is responsible for risk oversight associated with corporate governance practices, the composition of our Board and its committees, and environmental, social and governance matters.
Our Board stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. Our Boards’ role in risk oversight is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and our Board and committees providing oversight in connection with those efforts.
Cybersecurity Risk Management and Strategy
The operation of our business depends on our information technology systems. We rely on our information technology systems to effectively manage sales and marketing data, accounting and financial functions, inventory management, product development tasks, clinical data, customer service and technical support functions. Our information technology infrastructure and products are vulnerable to cyber-based attacks. Cyber-based attacks can include computer viruses, denial-of-service attacks, phishing attacks, ransomware attacks and other introduction of malware to computers and networks; unauthorized access through the use of compromised credentials; exploitation of design flaws, bugs or security vulnerabilities; intentional or unintentional acts by employees or other insiders with access privileges; and intentional acts of vandalism by third parties and sabotage.
We have developed and implemented a risk-based program focused on cybersecurity measures to protect the confidentiality, integrity, and availability of our critical systems and information.
Our cybersecurity risk management is integrated into our overall risk management framework, and shares common methodologies, reporting channels and governance processes that apply across the risk management program to other legal, compliance, strategic, operational, and financial risk areas.
The Audit and Risk Committee periodically reviews and discusses with management the Company’s policies and internal controls with respect to cybersecurity. Our Senior Group Technology Manager (“SGTM”) (who has over 20 years of experience in information technology roles and holds various industry certifications) reports to the Chief Financial Officer and together report to the Audit and Risk Committee periodically on cybersecurity matters. The Audit and Risk Committee reports through to our Board.
In addition to the annual security assessment and penetration test, the SGTM utilizes an Endpoint Detection and Response system which acts as Anti-virus and intrusion prevention system and reports all abnormalities to the SGTM. Essential Eight and Center for Internet Security Control Strategies including patch applications, multi-factor authentication, administrative privileges, application hardening and backups are performed internally via a security consultant with regular updates provided to the SGTM. Reported findings and action items are recorded and assigned to personnel for action.
Any failure to protect our information technology infrastructure and our products against cyber-based attacks, network security breaches, service interruptions or data corruption could materially disrupt our operations and harm our business.
Our cybersecurity risk management program includes:
•	periodic risk assessments;
•	annual security assessment and penetration testing;
•	a third-party Security Operations Center (“SOC”) partner to monitor, manage and respond to cybersecurity incidents;
•	the use of external service providers, where appropriate, to assess, test or otherwise assist with aspects of our security controls;
•
a cyber risk management process for service providers, suppliers, and vendors that have access to our critical systems and information managed through the selection of typically larger well-known providers, which is supplemented by review of contractual arrangements, insurance and information requests;

•	cybersecurity awareness training and simulated phishing campaigns are conducted for all staff;
•	disaster recovery plans and procedures;
•	access control and CCTV systems (where appropriate) for the physical protection of Anteris systems; and
•	incident response and recovery procedures, for cybersecurity incidents.
We have not identified risks from known cybersecurity threats, including as a result of any prior cybersecurity incidents, that have materially affected or are reasonably likely to materially affect us, including our operations, business strategy, results of operations, or financial condition.
Board and Committee Meetings and Attendance
Directors are expected to make every effort to attend all meetings of our Board and all meetings of the committees on which they serve. During fiscal year ended December 31, 2024, our Board (which, for purposes of this sentence, includes the board of directors of ATPL prior to the Reorganization) had 14 Board meetings, our Audit and Risk Committee had 7 meetings, our Nominating and Corporate Governance Committee had no

meetings and our Compensation Committee had one meeting. During such period, each then-serving member of our Board attended 100% of all Board and relevant committee meetings held during the period in which such director served.
Board Attendance at Annual Stockholders’ Meeting
Each director is encouraged and generally expected to attend the annual meeting of stockholders.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics, which applies to all our directors, officers and employees, and is available on our website at https://anteristech.com/investors/corporate-governance.html.
The Audit and Risk Committee is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for executive officers and directors. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements with respect to our executive officers and directors, will be disclosed on our website.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2024, Messrs. Seaberg and Denaro and Dr. Gu each served as a member of the Compensation Committee. Other than Mr. Denaro, no member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serve, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any other entity that has one or more of its executive officers serving on our Board or Compensation Committee.
Insider Trading and Securities Dealing Policy
We have adopted an Insider Trading and Securities Dealing Policy, which promotes compliance with insider trading laws, rules and regulations and the listing standards of NASDAQ. Additionally, the policy prohibits officers, directors, and employees from engaging in short sales, publicly-traded options, or hedging transactions such as prepaid variable forwards, equity swaps, collars and exchange funds or through other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. Our officers, directors, and employees are also prohibited from including our securities in a margin account or pledging our securities as collateral for a loan.
Stockholder Communications
Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director, care of Anteris Technologies Global Corp., Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia, Attention: Corporate Secretary. Our Corporate Secretary shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of our Board. Our Board will generally respond, or cause us to respond, in writing to bona fide communications from stockholders addressed to one or more members of our Board.

2024 DIRECTOR COMPENSATION
The following table and related footnotes show the compensation paid to the then-current members of our Board (and the Board of ATPL) other than Mr. Paterson, who served as our Chief Executive Officer during 2024 (such directors, the “Non-Employee Directors”) during the last completed fiscal year. Dr. Gu resigned from the Board effective as of June 5, 2025. Where applicable, the table includes compensation paid to our Non-Employee Directors in their capacities as directors of the Company during the last completed fiscal year.

Name	Fees earned or paid in cash ($)(2)	Stock awards ($)	Option awards ($)(3)	Nonequity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other Compensation(4)	Total ($)
John Seaberg	152,033	—	365,356	—	—	—	517,389
Stephen Denaro	108,089(1)	—	243,570	—	—	8,430	360,089
Wenvi Gu	71,706	—	243,570	—	—	8,430	323,706

(1)	Mr. Denaro received $72,217 plus superannuation for directors fees and received $35,872 for Company secretarial services.
(2)	The amounts in this column are presented in USD using the average exchange rate for the fiscal year ended December 31, 2024, which was approximately A$1.00 to $0.66.
(3)
The values in in this column, which have been computed in accordance with Financial Accounting Standards Board Codification Topic 718, Compensation - Stock Compensation (“FASB ASC Topic 718”) represent the aggregate grant date fair value of option awards granted in 2024. Options issued with a grant date fair value in AUD have been translated into USD using the spot exchange rate of approximately A$1.00 to $0.66 as of May 29, 2024, the date of grant. As of December 31, 2024, our Non-Employee Directors held the following outstanding equity awards: Mr. Seaberg - 40,000 options exercisable at $7.13, 80,000 options exercisable at $8.25, 157,500 options exercisable at $15.28, and 75,000 options exercisable at $14.64; Mr. Denaro - 16,500 options exercisable at $6.96, 40,000 options exercisable at $8.06, 80,500 options exercisable at $14.92, and 50,000 options exercisable at $14.30; and Dr. Gu - 40,000 options exercisable at $8.06, 80,500 options exercisable at $14.92, and 50,000 options exercisable at $14.30. The exercise prices of options held by the Australian directors, which are designated in AUD, have been converted using the year-end spot exchange rate as of December 31, 2024, which was approximately A$1.00 to $0.62.

(4)
The amounts in this column are presented in USD using the average exchange rate for the fiscal year ended December 31, 2024, which was approximately A$1.00 to $0.66. All other compensation amounts relate to superannuation entitlements.

The Non-Employee Directors received directors’ cash fees and options. As of January 1, 2024 through to December 16, 2024, which was the date of the completion of our Reorganization to become a Delaware corporation, the chairperson received a fixed cash fee of $152,145 per annum and the other Non-Employee Directors received a fixed cash fee of $69,193 per annum plus superannuation converted using the spot exchange rate as of the date of Reorganization, December 16, 2024, which was approximately A$1.00 to $0.64. In addition, the director serving as the Company Secretary received an annual fee of AUD $54,336. The Non-Employee Directors’ cash fees were determined within an aggregate directors’ fee pool limit, which was periodically recommended for approval by stockholders. The fee pool limit stood at $445,690 per annum (AUD $700,000) converted using the spot exchange rate as of the date of Reorganization, December 16, 2024, which was approximately A$1.00 to $0.64, as approved by stockholders at Anteris Technologies Pty Ltd’s 2014 Annual General Meeting. The fees were paid monthly. Upon pricing of our IPO, we adopted the Non-Employee Director Compensation Policy described below.
In June 2024, following the approval by stockholders at the Annual General Meeting on May 29, 2024, the Company issued 475,000 options with an exercise price of AUD $23.00 per share to directors (Mr. Seaberg 75,000 options; Mr. Paterson 300,000 options, Mr. Denaro 50,000 options and Dr. Gu 50,000 options). The quoted exercise prices of $14.64 for the options held by the U.S. directors were converted to U.S. dollars at the time of the Reorganization using the spot of A$1.00 to $0.64. The quoted exercise prices of $14.30 for the options held by the Australian directors have been translated from AUD using the year-end spot exchange rate as of December 31, 2024, which was approximately A$1.00 to $0.67. The option grants described in the table above will vest in three equal (or broadly equal) tranches over one, two, and three years so long as the recipient continues to serve as a director through each applicable vesting date. With respect to his stock options issued in 2022 and 2024, Dr. Gu forfeited his right to any unvested stock options upon his resignation from the Board and any vested stock options 90 days after his resignation.

Our Australian-based Non-Employee Directors also received 12% superannuation from July 1, 2024 (previously 11.5%).
Non-Employee Director Compensation Policy
Effective upon the pricing of our IPO, we adopted a Non-Employee Director Compensation Policy (the “Director Compensation Policy”) to provide for the compensation of non-employee directors for service on our Board. Each non-employee director receives an annual cash retainer for their service in each position as denoted below, each of which is payable in twelve equal monthly installments and is prorated for any portion of a month that a non-employee director is not serving in such position on our Board. Non-employee directors’ annual cash retainers are determined within an aggregate directors’ fee pool limit, which is periodically recommended for approval by stockholders and stands at $2 million per annum, unless increased by approval of stockholders. The 2024 annual cash retainers for each applicable position were:

Non-Executive Board Chair*	$150,000
Board Member	$45,000
Lead Independent Director (if appointed)	$25,000
Audit Committee Chair**	$20,000
Compensation Committee Chair**	$15,000
Nominating & Governance Committee Chair**	$10,000
Audit Committee Member	$10,000
Compensation Committee Member	$7,500
Nominating & Governance Committee Member	$5,000

*	This is the total cash compensation and the Non-Executive Board Chair is not eligible for any additional cash retainers.
**	Annual retainers for Committee chairs are paid in lieu of, not in addition to, annual retainers for Committee members.
Effective January 1, 2025, the annual cash retainers for each non-employee director position were increased by 3% from the 2024 levels.
Pursuant to the Director Compensation Policy and subject to stockholder approval on a per grant basis in accordance with the rules of the ASX, unless the underlying security which is acquired on exercise of the option or otherwise on satisfaction of right is purchased on-market (as specified in an award agreement), non-employee directors who are elected or appointed to our Board receive an initial grant of restricted stock units with an aggregate grant date fair value of $250,000, which vests in three equal annual installments, subject to each non-employee director’s continued service through such date. Non-employee directors who serve on our Board as of the date of any annual stockholder meeting and will continue to serve on our Board following such annual stockholder meeting receive, subject to approval on a per grant basis in accordance with the rules of the ASX, unless the underlying security which is acquired on exercise of the option or otherwise on satisfaction of right is purchased on-market (as specified in an award agreement), an annual grant of restricted stock units with an aggregate grant date fair value of $125,000, except for the Non-Executive Board Chair, who receives a grant with a target value of $250,000, which vests on the earlier to occur of the first anniversary of the grant date and the date of our next annual stockholder meeting, subject to each non-employee director’s continued service through such date. A non-employee director who has served on our Board for fewer than six months prior to an annual stockholder meeting receives a prorated grant of restricted stock units, which vests on the earlier to occur of the first anniversary of the grant date and the date of our next annual stockholder meeting, subject to such non-employee director’s continued service through such date. A non-employee director elected for the first time to our Board at an annual stockholder meeting will be eligible to receive only an initial grant of restricted stock units.
In addition, in connection with our IPO, Non-Employee Directors, other than the Non-Executive Board Chair, received grants of restricted stock units with a target fair value of $250,000, and the Non-Executive Board Chair received a grant of restricted stock units with a target fair value of $500,000, each of which is subject to approval by stockholders (see Proposals Four and Five) in accordance with the rules of the ASX and vests annually over a three year period. Dr. Gu forfeited his right to this restricted stock units grant and his outstanding stock option awards issued in 2022 and 2024 following his resignation from the Board.

2025 DIRECTOR COMPENSATION PACKAGE
The details of the current total remuneration packages of all of our directors for the year ending December 31, 2025, are as follows:
Mr. Paterson:
•	Base salary of $725,000.
•	Target annual short-term incentive bonus of up to 100% of base salary, which is typically paid in March of the subsequent year.
•	One-time IPO-related long-term incentive award with a target grant date fair value of $6,000,000 (granted in December 2024).
•	401(k) plan matching contributions of $10,500.
•	Certain health and other customary benefits.
Mr. St Denis:
•	Base salary of $475,000.
•	Target annual short-term incentive bonus of up to 80% of base salary, which is typically paid in March of the subsequent year.
•	One-time IPO-related long-term incentive award with a target grant date fair value of $3,000,000 (granted in December 2024).
•	401(k) plan matching contributions of $10,500.
•	Certain health and other customary benefits.
Mr. Seaberg:
•	Annual cash retainer of $154,500.
•	Annual grant of restricted stock units with an aggregate grant date fair value of $250,000.
•	One-time IPO-related long-term incentive award with a target grant date fair value of $500,000 (granted in December 2024).
Mr. Denaro:
•	Annual cash retainer of $78,967 plus statutory superannuation benefits of approximately $9,788.
•	Annual cash fee of approximately $36,113 for secretarial services provided to the Company and its subsidiaries.
•	Annual grant of restricted stock units with an aggregate grant date fair value of $125,000.
•	One-time IPO-related long-term incentive award with a target grant date fair value of $250,000 (granted in December 2024).
Mr. Moss:
•	Cash retainer of $32,102 for the period from appointment on June 7, 2025, through the Annual Meeting date.
•	Initial grant of restricted stock units with an aggregate grant date fair value of $250,000.
•	Prorated annual grant of restricted stock units with an aggregate grant date fair value of $61,644.
Mr. Roberts:
•	Cash retainer of $37,337 for the period from appointment on June 7, 2025, through the Annual Meeting date.
•	Initial grant of restricted stock units with an aggregate grant date fair value of $250,000.
•	Prorated annual grant of restricted stock units with an aggregate grant date fair value of $61,644.
The information above is provided in accordance with ASX Listing Rule 10.14, in connection with the proposed grant of RSUs outlined in this Proxy Statement.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our named executive officers. As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Named Executive Officers
The following table sets forth as of October 15, 2025, the names and ages of our executive officers, which also constitute our named executive officers (“NEOs”) for 2024. Biographies for each executive officer that is not a director are included below the table. There are no family relationships between the executive officers or between any director and any executive officer.

Name	Age	Position
Wayne Paterson	59	Vice Chairman and Chief Executive Officer
David St Denis	57	President, Director (former Chief Operating Officer)
Matthew McDonnell	53	Chief Financial Officer

Matthew McDonnell
Matthew McDonnell served as ATPL’s Chief Financial Officer from November 2018 and, following the Reorganization, now holds the role of Chief Financial Officer of the Company. He is also the Chief Financial Officer of v2vmedtech since September 2023, which we consider to be a VIE and consolidate in our financial statements. Prior to his appointment as Chief Financial Officer of ATPL, Mr. McDonnell worked for KPMG, a global professional services firm, for over 24 years, where he held several senior positions, including 10 years as a partner. He has a broad range of industry experience and corporate governance acumen, having delivered audit, accounting, and advisory services to a broad range of sectors. During his time at KPMG, Mr. McDonnell worked in Australia covering the financial services, transport, industrial markets, health, childcare and energy industries. He has experience in restructurings, acquisitions, divestments, privatizations and other significant financial transactions. Mr. McDonnell also served as a director and Chair of the Audit and Risk Management Committee of the State Library of Queensland for eight years. Mr. McDonnell holds a Bachelor of Economics from Macquarie University, Australia. He is an Associate of Chartered Accountants in Australia and New Zealand, a Fellow of the Financial Services Institute of Australasia and a Member of the Australian Institute of Company Directors.

2024 Summary Compensation Table
The following table and related footnotes show the compensation paid to our NEOs during the last two completed fiscal years. Where applicable, the table includes compensation paid to our NEOs in their capacities as officers of the Company and its subsidiaries during the fiscal years ended December 31, 2023 and December 31, 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock awards ($)(2)	Option awards ($)(2)	Nonequity incentive plan compensation(3)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)(4)	Total ($)
Wayne Paterson Vice Chairman and Chief Executive Officer	2024	696,389	125,000	—	1,461,423	725,000	—	35,533	3,043,345
	2023	676,381	200,000	—	5,510,065	393,592	—	35,220	6,815,258
David St Denis President and Former Chief Operating Officer	2024	450,000	50,000	3,000,000	—	380,000	—	34,596	3,914,596
	2023	416,844	20,000	—	3,970,906	249,480	—	35,004	4,692,234
Matthew McDonnell Chief Financial Officer	2024	267,432	50,000	499,998	—	158,757	—	24,471	1,000,658
	2023	242,330	—	—	1,269,074	105,262	—	20,146	1,636,812

(1)	The amount reported in this column for Mr. McDonnell for 2024 is presented in USD using exchange rates which averaged over the year to approximately A$1.00 to $0.65.
(2)
The amounts reported represent the aggregate grant date fair value for the stock and option awards granted in 2024, each computed in accordance with FASB ASC Topic 718. Mr. Paterson’s option award issued with a grant date fair value in AUD has been translated into USD using the spot exchange rate as of the date of grant, May 29, 2024, for which the exchange rate was approximately A$1.00 to $0.66. Note 16(f) to the company’s consolidated financial statements in our Annual Report, for a description of the assumptions made in the valuation of stock and option awards under FASB ASC Topic 718.

(3)	The non-equity incentive plan compensation bonus for Mr. McDonnell, which has been accrued at year-end, has been translated using the spot exchange rate, which was approximately A$1.00 to $0.62.
(4)
The amounts disclosed as “all other compensation” set out above for Messrs. Paterson and St Denis include amounts related to health and other benefit related payments in the amounts of $25,183 for Mr. Paterson and $25,170 for Mr. St Denis and the Company’s 401(K) match in the amounts of $10,350 for Mr. Paterson and $9,426 for Mr. St Denis. The amount disclosed as “all other compensation” set out above for Mr. McDonnell includes $23,944 of superannuation payments. All such payments are presented in USD using exchange rates prevailing at the dates of the transactions, which averaged over the year to approximately A$1.00 to $0.65.

Employment Agreements
We have entered into employment agreements with each of our NEOs. The material terms of the employment agreements are described below.
Under the terms of Mr. Paterson’s revised executive employment agreement (the “Paterson Agreement”), which became effective upon the consummation of the IPO, Mr. Paterson serves as the Chief Executive Officer of the Company and on our Board as Vice Chairman. Mr. Paterson’s base salary is $725,000, subject to annual review by our Board for increase. Mr. Paterson is also entitled to receive an annual incentive bonus with a target opportunity of up to 100% of his base salary, a long-term incentive compensation award with a total target fair value of $6,000,000 in connection with the Company’s IPO, and, starting with the 2026 calendar year, annual long-term incentive compensation awards, which will be granted in 2026 and will vest based upon future service and/or performance after the grant date, with a total target grant value of $4,000,000 both of which are subject to approval by stockholders in accordance with the rules of the ASX. The Paterson Agreement may be terminated by the Company without “cause” or by Mr. Paterson without “good reason” (as each term is defined in the Paterson Agreement) upon six months’ written notice to the other party or by Mr. Paterson for “good reason” by giving notice to the Company of the existence of a “good reason” trigger within sixty days of its occurrence, the Company failing to cure the trigger within the following thirty days, and Mr. Paterson terminating his employment within thirty days of the end of the cure period. If the Company terminates Mr. Paterson’s employment without “cause” or Mr. Paterson terminates employment for “good reason,” Mr. Paterson will receive the following compensation and benefits, subject to his executing and not revoking a release of claims against the Company and its affiliates: the Company will continue to pay Mr. Paterson his base salary for twelve months, Mr. Paterson will be entitled to receive a pro-rata portion of his annual bonus for the year of termination based on actual achievement of the applicable performance metrics, any outstanding equity awards that vest solely based on continuous service will be earned on a pro-rata basis, and any outstanding performance-based equity awards will be earned on a pro-rata basis, subject to the achievement of the applicable performance metrics, and the Company will reimburse Mr. Paterson for COBRA premium payments for twelve months (or until Mr. Paterson becomes eligible for coverage under another medical plan, whichever occurs first). Mr. Paterson will also be entitled to participate in the Company’s employee benefit plans, programs and policies for senior executives. The Paterson Agreement includes customary non-competition, non-solicitation, intellectual property, and confidentiality provisions.
Mr. St Denis’ revised executive employment agreement (the “St Denis Agreement”), which became effective upon the consummation of the IPO, provides for Mr. St Denis’ service as the Chief Operations Officer of the Company. Effective March 5, 2025, Mr. St Denis was appointed as our President and a member of our Board. Pursuant to the St Denis Agreement, Mr. St Denis’ base salary is $475,000, subject to annual review by the Company for increase. Mr. St Denis is also entitled to receive an annual incentive bonus with a target opportunity of up to 80% of his base salary, a long-term incentive compensation award with a total target fair value of $3,000,000 in connection with the Company’s IPO, and, starting with the 2026 calendar year, annual long-term incentive compensation awards, which will be granted in 2026 and will vest based upon future service and/or performance after the grant date, with a total target grant value of $2,000,000. The latter is subject to approval by stockholders in accordance with the rules of the ASX. The St Denis Agreement may be terminated by the Company without “cause” or by Mr. St Denis upon three months’ written notice to the other party. If the Company terminates Mr. St Denis’ employment without “cause”, subject to Mr. St Denis executing and not revoking a release of claims against the Company and its affiliates, the Company will continue to pay Mr. St Denis his base salary for nine months and will reimburse Mr. St Denis for COBRA premium payments for nine months (or until Mr. St Denis becomes eligible for coverage under another medical plan, whichever occurs first). Mr. St Denis is also provided a cellphone and is entitled to participate in the Company’s employee benefit plans, programs and policies for senior executives. The St Denis Agreement includes customary non-competition, non- solicitation, intellectual property, and confidentiality provisions.
Under the terms of Mr. McDonnell’s revised executive employment agreement (the “McDonnell Contract”), which became effective upon the consummation of the IPO, which supersedes and replaces all prior agreements related to Mr. McDonnell’s employment, Mr. McDonnell serves as the Chief Financial Officer of the Company. Mr. McDonnell’s base salary is $236,246 (AUD $380,000), converted using the spot exchange rate of approximately A$1.00 to $0.62 on December 31, 2024 and excluding superannuation. Mr. McDonnell is entitled to contributions to defined contribution plans (superannuation) at 12.0% (previously 11.5%) of the annual eligible compensation (post July 1, 2024) subject to certain contribution caps. Mr. McDonnell is also entitled to receive an annual incentive bonus of up to 60% of his base salary, a long-term incentive compensation award with a total target fair value of $500,000 in connection with the Company’s IPO, and, starting with the 2026 calendar year, annual long-term incentive compensation awards, which will be granted in 2026 and will vest based upon future service and/or performance after the grant date, with a total target grant value of $500,000. Either party may terminate the employment relationship generally upon three months’ written notice to the other party. The McDonnell Contract includes non-competition, non-solicitation, intellectual property, and confidentiality provisions.
Short-Term Incentive Compensation
Compensation for individuals is linked to our performance as well as the performance and contribution of the individual. Incentive payments are dependent on defined corporate and individual key performance targets being met. Incentive payments for the NEOs and for our broader company are at the discretion of our Board and the Compensation Committee.
The Compensation Committee believes the setting of key corporate and individual key performance targets which are aligned to the corporate strategy, will drive the development, performance and position of our company. The Compensation Committee expects that this will drive increased stockholder returns going forward.
The NEOs’ short-term incentive (“STI”) bonus performance targets are based on a percentage of their base salaries with the actual incentive dependent on certain company and individual performance conditions being satisfied. STI opportunity targets are based on adjusted EBITDA (earnings before interest, tax, depreciation and amortization), capital position target and achievement of strategic objectives. Strategic targets include measures linked to the advancement of the transcatheter aortic valve replacement program, including the early feasibility study as well as the achievement of a successful listing on NASDAQ and IPO.

Name	Principal Position	Target STI Bonus %
Wayne Paterson	Vice Chairman and Chief Executive Officer	100% of base salary
David St Denis	President, Director (former Chief Operating Officer)	80% of base salary
Matthew McDonnell	Chief Financial Officer	60% of base salary

The Compensation Committee reviewed each of the applicable targets and determined that they were sufficiently met. As a result, each NEO received 100% of their target STI bonus.
In recognition of Mr. Paterson’s, Mr. St Denis’ and Mr. McDonnell’s contributions to the Nasdaq listing process, our Board and Compensation Committee exercised their discretion to award exceptional cash bonuses of $125,000, $50,000 and $50,000, respectively, in addition to the STI bonuses. These amounts are included in the “Bonus” column in the 2024 Summary Compensation Table above.
Policies and Practices Related to the Grant of Certain Equity Awards
The Compensation Committee approves equity awards granted to the NEOs on or before the grant date. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such equity awards, which, for our CEO, are also subject to approval by our stockholders in accordance with the requirements of the ASX. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In 2024, we did not award any stock options to the NEOs during any period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.
Executive Equity-Based Compensation
During 2024, the Company granted 300,000 options to Mr. Paterson with an exercise price of $14.64, pursuant to stockholder approval, which vest in three equal installments on the first three anniversaries of June 19, 2024, subject to Mr. Paterson’s continued employment through each vesting date. The above quoted exercise price has been translated from AUD using the spot exchange rate on the date of the Reorganization which was approximately A$1.00 to $0.64.
In connection with our U.S. IPO, priced at $6.00 per share, each NEO received an award of restricted stock units under the Equity Plan (as defined below), which vests annually over a three year period. Vesting of such awards will accelerate upon a termination of employment following a change in control. The NEOs received the following number of restricted stock units: Mr. Paterson, 1,000,000; Mr. St Denis, 500,000; and Mr. McDonnell, 83,333; Mr. Paterson’s award is subject to stockholder approval in accordance with the rules of the ASX.
Equity Compensation Plans
The Company has two historic long-term incentive plans from which no further options or awards will be issued, which were assumed by the Company in connection with the Reorganization:
•	the Admedus Ltd (now known as “n/k/a” ATGC) Employee Long Term Incentive Plan (the “2017 Incentive Plan”), which was approved by stockholders in November 2017; and
•	the Employee Incentive Plan (the “2020 Incentive Plan”).
Under each plan, certain eligible participants could receive ordinary shares, options or rights. The vesting of shares, options or rights may be subject to the satisfaction of service-based conditions and performance hurdles which, when satisfied, will allow eligible participants to receive shares or vested options or rights which are exercisable over shares or CDIs.
Anteris Technologies Global Corp. Equity Incentive Plan
The Company has adopted the Anteris Technologies Global Corp. Equity Incentive Plan (the “Equity Plan”) for purposes of granting options in the Company and other awards based on the shares of the Company to employees and other service providers of the Company. The following is a summary of the material terms of the Equity Plan, which is qualified in its entirety by reference to the full text of the Equity Plan, which was filed as exhibit 10.1 to the Company’s Amendment No. 1 to Form S-1, filed with the SEC on December 9, 2024.

Purpose of the Equity Plan
The purpose of the Equity Plan is to permit award grants to non-employee directors, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.
Administration of the Equity Plan
The Equity Plan is administered by the Compensation Committee of our Board or a subcommittee thereof (the “Administrator”). The Administrator has the power to interpret and construe the Equity Plan and is authorized to take any action it determines in its sole discretion to be appropriate, subject to the express limitations contained in the Equity Plan.
Number of Authorized Shares
The aggregate number of shares of Common Stock which may be issued or transferred pursuant to awards granted under the Equity Plan will not exceed, in the aggregate, 5,163,023 shares of Common Stock (the “Share Limit”). The Share Limit will be increased by 5% of the total number of issued and outstanding shares of Common Stock on a fully-diluted basis on the last day of the preceding fiscal year on the first day of each fiscal year, for a period of ten years commencing in the first fiscal year following the effective date of the Equity Plan. The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of incentive stock options (if such awards are able to be granted) will not exceed 4,312,777 shares of Common Stock, which limit will increase by 3% of the total number of issued and outstanding shares of Common Stock at the consummation of the IPO on the first day of each fiscal year, for a period of ten years commencing in the first fiscal year following the effective date of the Equity Plan.
The maximum number of shares subject to awards granted on or following the effective date of the Equity Plan during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $750,000 in total value (calculating the value of any such awards based on the fair value of such awards as of their approval effectiveness date); provided, that such calendar year limit shall be $1,000,000 for (i) the non-executive chair of our Board and (ii) a new non-employee director during his or her first year of service on our Board.
In the event of certain changes in the capitalization of the Company, the Administrator will adjust the number and kind of shares of Common Stock available for issuance under the Equity Plan and all awards shall be adjusted as the Compensation Committee, in its sole discretion, determines is equitably required. Except as described below, shares subject to an award under the Equity Plan that are cancelled, forfeited, expire, or become unexercisable without having been exercised in full will be available for subsequent awards under the Equity Plan. Shares withheld in payment of the exercise price of an option or withholding taxes related to an award will be returned to the Share Limit for future grants of awards under the Equity Plan and will not reduce the Share Limit.
Any references in the Equity Plan and this summary to “shares of Common Stock” may be read as a reference to CDIs or shares of Common Stock as the context reasonably requires, unless the contrary intention is expressly stated in the Equity Plan.
Eligibility and Participation
Eligibility to participate in the Equity Plan is generally limited to employees, consultants, directors, and officers of the Company or any subsidiary. Grants of awards over CDIs may only be granted to Australian employees of the Company or a subsidiary who are not U.S. taxpayers.
Types of Awards under the Equity Plan
The Equity Plan authorizes the Administrator to grant awards, individually or collectively, to recipients in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable:
•	Option rights;
•	Appreciation rights;

•	Restricted stock;
•	RSUs;
•	Cash incentive awards;
•	Performance shares;
•	Performance units (“PSUs”); and
•	Other equity-based awards.
Term of Awards
The term of each award will be determined by the Administrator and stated in the award agreement. In the case of option rights and appreciation rights, the term may not exceed ten years from the grant date or such shorter term as may be provided in the award agreement.
Option Rights
Option rights entitle the option holder to purchase shares of Common Stock at a price established by the Administrator. The Administrator will determine the terms of the option rights, including the vesting and other conditions that must be satisfied for the vesting and exercisability of such awards.
Exercise Price
The Administrator will determine the exercise price of each option right at the date of grant, which price may not be less than 100% of the fair market value of the underlying shares on the date of grant. The Equity Plan prohibits the reduction of the exercise price of option rights without stockholder approval, other than in connection with a change in the Company’s capitalization.
Exercise of Option Rights
An option holder may exercise his or her option rights by delivering notice of the number of option rights that are being exercised accompanied by payment in full of the applicable exercise price, in such form and pursuant to such procedures as the Company may designate from time to time, and may consist of any method of payment by the award agreement and the Equity Plan.
Appreciation Rights
Appreciation rights entitle the holder to receive from the Company an amount determined by the Compensation Committee, which will be expressed as a percentage of the excess of the market value per share of Common Stock on the date when an appreciation right is exercised over the base price provided for with respect to the appreciation right at the time of exercise. The Administrator will determine the terms of the appreciation rights, including the vesting and other conditions that must be satisfied for the vesting and exercisability of such awards.
Base Price
The Administrator will determine the base price of each appreciation right at the date of grant, which price may not be less than 100% of the fair market value of the underlying shares on the date of grant. The Equity Plan prohibits the reduction of the base price of appreciation rights without stockholder approval, other than in connection with a change in the Company’s capitalization.
Stock Awards
Stock awards, including restricted stock, RSUs, cash incentive awards, performance shares, PSUs, and other equity-based awards, may be granted under the Equity Plan. These stock awards may be denominated in shares or units payable in shares of Common Stock (e.g., RSUs), and may be settled in cash, shares, or a combination of cash and shares. Dividend equivalents, which represent a right to receive the equivalent value of dividends paid on shares of Common Stock, may be granted in connection with RSUs, performance shares, and PSUs. The Administrator will determine the terms of stock awards, including the vesting and other conditions that must be satisfied for the vesting of such awards.

Tax Withholding
The Administrator may require a recipient to remit and will have the right to deduct or withhold an amount sufficient to satisfy applicable withholding tax requirements with respect to any award granted under the Equity Plan.
Change in Control
The effect, if any, of certain transactions described in the Equity Plan constituting a change in control of the Company on any awards outstanding at the time immediately prior to such change in control may be specifically set forth in the corresponding award agreement, or if no such treatment is specified, then the Administrator will determine the effect of such transaction on any outstanding awards in accordance with the Equity Plan.
Termination and Amendment of the Equity Plan
Our Board may at any time amend the Equity Plan, subject to any required stockholder approval and any required consent from participants to the extent required under the Equity Plan or by applicable law. Our Board may terminate the Equity Plan at any time; provided, however, that such termination will not affect the rights of holders of outstanding awards granted under the Equity Plan or their successors.
Term of Equity Plan
The Equity Plan became effective in connection with the pricing of the IPO, and will continue in effect until terminated through a resolution by our Board, provided that the termination of the Equity Plan will not affect awards then outstanding, and the terms and conditions of the Equity Plan shall continue to apply to such awards. No grant will be made under the Equity Plan on or after the tenth anniversary of the effective date of the Equity Plan.
Outstanding Equity Awards at Fiscal Year End
The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2024:

	Option awards					Stock awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Wayne Paterson	14,358	—	—	23.56	12/31/2027	—	—
	31,890	—	—	3.76	5/15/2029	—	—
	233,000	—	—	7.13	3/20/2025	—	—
	41,222	—	—	6.04	6/13/2027	—	—
	258,778	—	—	8.25	6/13/2027	—	—
	233,333	466,667(3)	—	15.28	9/15/2028	—	—
	—	300,000(4)	—	14.64	6/19/2029	—	—
David St Denis	5,430	—	—	23.56	12/31/2027	—	—
	60,000	—	—	5.65	9/23/2026	—	—
	133,334	66,666(5)	—	8.25	6/13/2027	—	—
	—	—	—	—	—	700,000(6)	498,204
	—	—	—	—	—	500,000(7)	2,790,000
Matthew McDonnell	2,001	—	—	4.23	7/12/2029	—	—
	60,000	—	—	5.52	9/23/2026	—	—
	33,334	16,666(5)	—	8.06	6/13/2027	—	—
	—	—	—	—	—	233,334(8)	28,420
	—	—	—	—	—	83,333(7)	464,998

(1)
Stock awards include awards granted under the Share Price Performance Plan (“SPP Units”) and restricted stock units. NEOs who hold SPP Units may receive cash post-vesting that is based on positive increases in the price of the Company’s common stock from the base price specified at grant date.

(2)
All options held by Mr. McDonnell are issued in AUD. The exercise prices and share price hurdles have been translated using the year-end spot exchange rate as of December 31, 2024, which was approximately A$1.00 to $0.62.

(3)	Options vest in substantially equal installments on September 15, 2025 and September 15, 2026, subject to Mr. Paterson’s continued employment through each vesting date.
(4)	Options vest in substantially equal installments on June 19, 2025, June 19, 2026, and June 19, 2027, subject to Mr. Paterson’s continued employment through each vesting date.
(5)	Options vest on September 19, 2025, subject to the NEO’s continued employment through such vesting date.
(6)
SPP Units vest as follows: the first tranche vests upon our share price reaching $38.20, the second tranche vests upon our share price reaching $47.75, and the third tranche vests on September 13, 2026. The first and second tranches vest and become exercisable on the earlier of the achievement of the specified share price hurdles for ten consecutive trading days and the completion of three years of service. If the share price hurdles for the first and second tranche are not achieved, the options vest on September 13, 2026.

(7)	Restricted stock units vest in substantially equal installments on December 16, 2025, December 16, 2026, and December 16, 2027, subject to the NEO’s continued employment through such vesting dates.
(8)	SPP Units vest in substantially equal installments on September 13, 2025 and September 13, 2026, subject to Mr. McDonnell’s continued employment through such vesting dates.
Amended Options
In connection with the consummation of the schemes of arrangement concurrent with the IPO, options to purchase ATPL ordinary shares that were outstanding immediately prior to the consummation of such schemes of arrangement were amended. The amended options are options to acquire shares of Common Stock or CDIs, as applicable. The amended options are subject to substantially similar provisions applicable to the options to purchase ATPL ordinary shares, including the vesting conditions and option terms.
Retirement Plan
Australian employees are entitled to contributions to defined contribution plans (superannuation) at 12% of the participant’s annual eligible gross salary and wages (post July 1, 2024) subject to certain contribution caps. The rate has increased by 0.5% annually for the past three years. U.S. employees receive 3% of gross income as an employer contribution limited by the eligible compensation threshold.
Clawback Policy
We have adopted a compensation recovery policy that is compliant with the NASDAQ Listing Rules, as required by the Dodd-Frank Act.
Health Benefit Plan
The Company provides a health benefit plan to U.S.-based NEOs.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth the amounts of securities authorized for issuance under our compensation plans as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	3,088,874(1)	$ 11.57(2)	0
Equity compensation plans not approved by security holders(3)	749,999(4)	Not applicable(5)	4,413,024(6)
Total	3,838,873	$11.57	4,413,024

(1)
Reflects 30,561 options outstanding under the 2017 Incentive Plan, 769,065 options outstanding under the 2020 Incentive Plan, and 2,289,248 options outstanding which were granted to directors pursuant to ATPL stockholder approval. Such plans and outstanding options were assumed by the Company in 2024.

(2)	The weighted-average exercise price relates to outstanding options.
(3)	See “Anteris Technologies Global Corp. Equity Incentive Plan” above for a description of the material features of the Equity Plan.
(4)	Reflects RSUs outstanding under the Equity Plan.
(5)	The Company’s RSUs have no exercise price.
(6)
Consists of 4,413,024 shares of Common Stock available under the Equity Plan. In general, the aggregate share limit under the Equity Plan will be automatically increased by 5% of the total number of issued and outstanding shares of Common Stock on a fully-diluted basis on the last day of the preceding fiscal year on the first day of each fiscal year, for a period of ten years commencing in the first fiscal year following the effective date of the Equity Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures with Respect to Related Party Transactions
Our Audit and Risk Committee charter requires that the Audit and Risk Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. We review all relationships and transactions reported to us in which we and our directors and executive officers or their immediate family members or any person who is known by us to be the beneficial owner of more than five percent (5%) of our voting stock are participants to determine whether such persons have a direct or indirect material interest. Our Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether our company or a related person has a direct or indirect material interest in the transaction.
We have a written related-party transaction policy that applies to our executive officers, directors, director nominees, holders of more than 5% of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons will not be permitted to enter into a related-party transaction with us without the prior consent of our Audit and Risk Committee, or other independent members of our Board in the event it is inappropriate for our Audit and Risk Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, director nominee, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 or one percent (1%) of the average of our total assets as of the end of last three completed fiscal years must first be presented to our Audit and Risk Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit and Risk Committee will consider the relevant facts and circumstances available and deemed relevant to our Audit and Risk Committee, including, but not limited to, the commercial reasonableness of the terms of the transaction and the materiality and character of the related party’s direct or indirect interest in the transaction.
Certain Relationships and Related Transactions
Other than executive compensation arrangements described elsewhere in this Proxy Statement (See “Executive Compensation”), described below are the transactions and proposed transactions, since the beginning of our fiscal year ended December 31, 2022, in which we were or are to be a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 and one percent (1%) of the average of our total assets as of year end for the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.
Reorganization Transactions
Prior to the consummation of our IPO, we completed the Reorganization pursuant to which we received all of the issued and outstanding shares of ATPL, which was formerly an Australian public company originally registered in Western Australia, Australia and listed on the ASX, pursuant to the Scheme under Part 5.1 of the Corporations Act. Contemporaneously with implementation of the Scheme, ATPL also cancelled all existing options it has on issue in exchange for our company issuing replacement options to acquire Common Stock pursuant to the Option Scheme under Part 5.1 of the Corporations Act. The Scheme was approved by ATPL’s shareholders at a general meeting of shareholders, which was held on December 3, 2024. The Option Scheme was approved by ATPL’s optionholders at a general meeting of optionholders held on the same day. ATPL obtained approval of the Scheme and the Option Scheme by the Supreme Court of Queensland on December 4, 2024. As a result of the Reorganization, ATPL became a wholly owned subsidiary of our company and the shareholders of ATPL immediately prior to the consummation of the IPO became holders of the either one share of Common Stock for every ordinary share of ATPL or one CDI for every one ordinary share of ATPL for each share held as of the record date.
Deed of Cross Guarantee
The Company and ATPL (ACN 088 221 078) are party to a deed of cross guarantee dated December 20, 2024 (“Deed”). The Company and ATPL were the only parties to the Deed at December 31, 2024, and comprise the “closed group” for the purposes of the Deed and, as there are no other parties to the Deed that are controlled by the Company, the Company and ATPL also represent the “extended closed group.” By entering into the Deed, the Company and ATPL have guaranteed the debts of each other. There have been no changes in ownership of any members of the closed group or in the parties to the deed of cross guarantee since December 31, 2024.
Acquisition of 30% Stake in v2vmedtech, inc.
On April 18, 2023, we purchased 30% of the equity capital stock of v2vmedtech, pursuant to a contribution and stock purchase agreement (the “Stock Purchase Agreement”), and concurrently contributed $0.2 million and entered into a development agreement (the “Development Agreement”) and series of agreements (collectively, the “v2v Agreements”) with v2vmedtech. v2vmedtech has a license agreement with Columbia University to develop an innovative heart valve repair device utilizing a transcatheter edge-to-edge repair method for a minimally invasive treatment of mitral and tricuspid valve regurgitation, also known as leaky valve.
Under the terms of the v2v Agreements, we agreed to provide certain development services to v2vmedtech in exchange for equity in v2vmedtech. Pursuant to the v2v Agreements, we provide engineering, clinical, regulatory, marketing, and executive management resources, but excluding medical and chief medical officer services, in connection with v2vmedtech’s development of these valve repair devices. We are responsible for developing products and preparing regulatory filings and all costs and expenses incurred by us directly, related to the development of devices constitute development contributions under the v2v Agreements, for which we are solely responsible. These contributions are to be provided over five stages linked to key development and regulatory requirements for the device for transcatheter edge-to-edge repair of the mitral valve (“TEER Product”).
Stage 1 is the development of a preferred concept for the TEER Product, during which we provided analytical, engineering and product development services for the TEER Product, gather and document preliminary or critical product requirements, create product specifications, design at least one concept to meet that product specification, and provide initial prototypes. During this stage, v2vmedtech established a separate medical advisory board (the “v2v Advisory Board”). Stage 1 concluded with a design review with non-Anteris members of v2vmedtech, prior to proceeding to Stage 2. The research and development (“R&D”) contributions (excluding general and administration expenses) paid by us under Stage 1 were $2.2 million.
Stage 2 involves manufacturing and testing prototypes of the preferred concept to finalize the TEER Product design for concept lock. This stage includes additional engineering and product development services to modify the preferred concept of the TEER Product at our sole discretion. Before we make a decision to advance to Stage 3, a design review with non-Anteris members of v2vmedtech will be conducted and their feedback will be considered. In addition, to advance to Stage 3, the TEER Product must meet all established criteria in our quality system. The R&D contributions (excluding general and administration expenses) paid by us as set out in the Development Agreement under Stage 2 are expected to be $0.4 million to $0.8 million.
Stage 3 involves non-clinical bench lab testing of the TEER Product, at our discretion. Before we make a decision to advance to Stage 4, a design review with non-Anteris members of v2vmedtech will be conducted and their feedback will be considered. The R&D contributions (excluding general and administration expenses) paid by us as set out in the Development Agreement under Stage 3 are expected to be $0.8 million to $1.8 million.
Stage 4 involves pre-clinical acute and chronic studies of the TEER Product in animals to support regulatory submissions, which will be undertaken at our discretion. Before we make a decision to advance to Stage 5, a design review with non-Anteris members of v2vmedtech will be conducted and their feedback will be considered. Approval from v2vmedtech’s Board may be required before proceeding to Stage 5. The R&D contributions (excluding general and administration expenses) paid by us as set out in the Development Agreement under Stage 4 are expected to be $0.7 million to $1.6 million.
Stage 5 is the first use of the TEER Product in a first-in-human study in one cohort of patients anywhere in the world. During this stage, v2vmedtech will enter into agreements with the sites and practitioners performing the first-in-human study services and must maintain appropriate insurance. A review of endpoints and resulting data from the first-in-human study will be conducted by us and by appropriate non-Anteris members of v2vmedtech in order to determine the success of the first-in-human study. The R&D contributions (excluding general and administration expenses) paid by us under Stage 5 as set out in the Development Agreement are expected to be $1.0 million to $2.2 million.

During Stages 2 through 5, we may solicit input from the v2v Advisory Board and will coordinate, facilitate and participate in meetings of the v2v Advisory Board. We are generally permitted to use our own employees, resources, lab facilities and other internal resources during the five development stages.
We have an option to terminate our activities for v2vmedtech, subject to certain break rights. These break rights allow us to discontinue additional development contributions subject to a fee of $0.2 million during Stage 1 and incrementally increasing by $0.2 million for each stage of development to a maximum $1.0 million break fee in Stage 5. We will also pay all customary corporate, operational, and legal costs (“operational contributions”) of v2vmedtech up to an amount determined by the board of v2vmedtech each year. After the earlier of the completion of Stage 5 or the incurrence of $10.0 million of development contributions and operational contributions, our ownership stake in v2vmedtech will be increased from 30% to between 58% and 60%.
v2vmedtech owns all intellectual property rights to the technology and data developed (the “Developed Technology and Data”) pursuant to the v2v Agreements. However, under the terms of the v2v Agreements, v2vmedtech grants us a perpetual and exclusive license to the Developed Technology and Data for medical device applications other than leaky valve devices. As v2vmedtech is a development company, there is no revenue currently generated by this entity.
The v2v Agreements will expire one year after completion of Stage 5. We may terminate the v2v Agreements upon exercise of our break rights under the Stock Purchase Agreement and payment of the applicable break fee or upon a material breach by v2vmedtech. v2vmedtech may terminate the v2v Agreements once we no longer own any shares of v2vmedtech’s issued and outstanding capital stock or upon its exercise of its break rights under the Stock Purchase Agreement or the exercise of certain rights it holds under the Stock Purchase Agreement. We and v2vmedtech may terminate the v2v Agreements upon an event of insolvency or a material breach by the other party.
Development is working towards the completion of Stage 2, Concept Freeze, for the Implant and Delivery System. Timing for a first in human trial cannot be reasonably determined at this time as it is contingent on successful completion of further stages of R&D, including the design, prototyping and testing, preclinical testing and completion of regulatory submissions. The timing to complete these activities is influenced by the v2v Agreements, which state that the Development Agreement can be terminated if certain expenditure amounts, development milestones or regulatory approvals are not incurred or achieved from March 31, 2027 and onwards. The total amount of eligible development contributions and operational contributions paid by us under the v2v Agreements as of June 30, 2025 was $4.4 million.
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers. These agreements require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board or executive officer to the maximum extent allowed under Delaware law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides certain information regarding the ownership of our Common Stock (including our CDIs), as of October 15, 2025 by each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of our Common Stock (including our CDIs); each of our NEOs; each of our directors; and all of our executive officers and directors as a group. The table also sets out the names of all persons (to the best of our knowledge) who have disclosed pursuant to the Corporations Act or in filings made with the SEC that they are “substantial shareholders” of our company and carry 5% or more of the voting rights attached to our issued securities.
Unless otherwise indicated in the table or the related notes thereto, the address for each person named in the table is c/o Anteris Technologies Global Corp. 860 Blue Gentian Road, Suite 340, Eagan, Minnesota 55121.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock(1)	Percentage(2)
Directors and NEOs
J. Seaberg	229,710(3)	*
W. Paterson	945,855(4)	2.6%
S. Denaro	134,055(5)	*
G. Moss	—	*
D. Roberts	—	*
D. St Denis	265,430(6)	*
M. McDonnell	112,001(7)	*
All directors and executive officers as a group (seven persons)	1,687,051	4.5%

5%+ Stockholders
L1 Capital Pty Ltd	6,741,401(8)	18.7%
Sio Capital Management, LLC	2,934,027(9)	8.1%

*	Represents beneficial ownership of less than 1% of the outstanding Common Stock.
(1)
Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)
Percentage of ownership is based on 36,062,370 shares of our Common Stock issued and outstanding as of October 15, 2025 (including shares of Common Stock represented by CDIs). Shares of Common Stock underlying options or RSUs exercisable within 60 days of October 15, 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or RSUs but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Reflects 19,710 shares of Common Stock and 210,000 stock options to acquire 210,000 shares of our Common Stock exercisable within 60 days of October 15, 2025.
(4)	Reflects 32,941 shares of Common Stock and 912,914 stock options to acquire 912,914 shares of our Common Stock exercisable within 60 days of October 15, 2025.
(5)
Reflects 23,722 shares of Common Stock held by Citicorp Nominees Pty Limited and 110,333 stock options to acquire 110,333 shares of our Common Stock (including shares of Common Stock represented by CDIs) exercisable within 60 days of October 15, 2025 which are held by Sloane Pty Ltd as Trustee for the Denaro Family Trust. Mr. Denaro serves as the director and sole shareholder of Sloane Pty Ltd, which Mr. Denaro is deemed to beneficially own.

(6)	Reflects 265,430 stock options to acquire 265,430 shares of our Common Stock exercisable within 60 days of October 15, 2025.
(7)
Reflects 112,001 stock options to acquire 112,001 shares of our Common Stock (including shares of Common Stock represented by CDIs) exercisable within 60 days of October 15, 2025 which are held by Quadroo Pty Ltd, as Trustee for the McDonnell Family Trust. Mr. McDonnell and his spouse serve as directors of Quadroo Pty Ltd and share voting and investment power over such shares.

(8)
Represents shares of Common Stock beneficially owned by L1 Capital Pty Ltd, as of December 16, 2024, as reported on the Schedule 13G filed by L1 Capital Pty Ltd with the SEC on January 23, 2025. The address for L1 Capital Pty Ltd is Level 45, 101 Collins Street, Melbourne, VIC 3000 Australia.

(9)
Represents shares of Common Stock beneficially owned by Sio Capital Management, LLC (“Sio”), as of June 30, 2025, as reported on the Schedule 13G Amendment No. 1 filed by Sio with the SEC on August 13, 2025. Sio is a registered investment adviser to certain affiliated funds that directly hold the shares of Common Stock for the benefit of their respective investors, and in such capacity, Sio has voting and dispositive power over such shares. The address for Sio is 600 Third Avenue, 2nd Floor, New York, NY 10016.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than ten percent of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Exchange Act, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year 2024 other than Messrs. Paterson and Seaberg, who each filed a Form 3 late.

PROPOSAL TWO –
RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
Our Board and the Audit and Risk Committee are asking our stockholders to ratify the appointment by the Audit and Risk Committee of KPMG, as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2025.
Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of KPMG to our stockholders for ratification as a matter of good corporate governance.
In the event our stockholders fail to ratify the appointment, the Audit and Risk Committee will reconsider whether to continue to retain KPMG for the fiscal year ending December 31, 2025. Even if the appointment is ratified, the Audit and Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit and Risk Committee believes that such a change should be made. Representatives of KPMG are expected to be present at the Annual Meeting and will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
Fees billed by KPMG for the fiscal years ended December 31, 2024 and 2023, respectively, are as follows:

	Fiscal Year Ended December 31,
	2024	2023
Audit fees(1)	$649,610	$321,661
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	769
Total fees	$649,610	$322,430

(1)
Audit fees consist of fees for professional services provided primarily in connection with the annual audit of our financial statements, quarterly reviews and services associated with SEC registration statements and other documents issued in connection with the IPO including comfort letters and consents.

Determination of Independence
In considering the nature of the services provided by our independent registered public accounting firm, the Audit and Risk Committee determined that such services are compatible with the provision of independent audit services. The Audit and Risk Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.
Additional information concerning the Audit and Risk Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit and Risk Committee” and “Report of the Audit and Risk Committee.”
Pre-Approval Policy
According to policies adopted by the Audit and Risk Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be pre-approved by the Audit and Risk Committee. The Audit and Risk Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.
The Audit and Risk Committee approved one hundred percent (100%) of all services provided by KPMG during the year ended December 31, 2024.

Recommendation of Our Board of Directors and Audit and Risk Committee
OUR BOARD OF DIRECTORS AND OUR AUDIT AND RISK COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

REPORT OF THE AUDIT AND RISK COMMITTEE
Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial-reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit and Risk Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit and Risk Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting.
The function of the Audit and Risk Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit and Risk Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit and Risk Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit and Risk Committee’s members in business, financial, and accounting matters.
In this context, the Audit and Risk Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2024. Management represented to the Audit and Risk Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit and Risk Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit and Risk Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The independent accounting firm also provided to the Audit and Risk Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit and Risk Committees Concerning Independence, and the Audit and Risk Committee discussed with the independent accounting firm the firm’s independence.
Based upon the Audit and Risk Committee’s discussion with management and the independent accounting firm and the Audit and Risk Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit and Risk Committee recommended that our Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 12, 2025.

Audit and Risk Committee of the Board of Directors

Stephen Denaro, Chairperson John Seaberg

PROPOSAL THREE –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF 1,000,000 RESTRICTED STOCK UNITS TO WAYNE PATERSON ON
THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT
Background
Proposal Three seeks the approval of stockholders under ASX Listing Rule 10.14 of the grant of 1,000,000 RSUs to the Company’s Chief Executive Officer, Wayne Paterson on the terms and conditions of an RSU agreement (“RSU Agreement”) entered into between Mr. Paterson and the Company in connection with the IPO, the material terms of which are set out below, and otherwise on the terms of the Equity Plan. An RSU is a “restricted stock unit,” which is an unfunded and unsecured contractual entitlement to be issued or transferred a share of Common Stock of the Company for each RSU on a future date (after the vesting of the entitlement). Each RSU on vesting will entitle Mr. Paterson to be issued one fully paid share of Common Stock for no monetary consideration.
If Proposal Three is passed by stockholders, the RSUs will be granted under and subject to the terms of the RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Three is not passed by stockholders, the RSUs will not be granted to Mr. Paterson.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, Director Share Units, Restricted Share Units and Performance Share Units) under an employee incentive scheme:
a)	a director of the Company;
b)	an associate of a director of the Company; or
c)	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of RSUs to Mr. Paterson under Proposal Three falls within ASX Listing Rule 10.14.1, as Mr. Paterson is a director of the Company, and does not fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the RSUs to Mr. Paterson therefore requires the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposal Three is passed by stockholders, the grant of RSUs to Mr. Paterson, and any subsequent issue, transfer or allocation of Common Stock in respect of those RSUs, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Number of RSUs and Vesting Conditions
A summary of the RSUs proposed to be granted to Mr. Paterson, and the vesting conditions that apply, is set forth below.

Number of RSUs	Vesting conditions	Number that vest upon satisfaction of the vesting condition	Vesting date schedule
1,000,000	Remain continuously employed through each vesting date.	One-third of the RSUs will vest on each of the first three anniversaries of December 16, 2024.	RSUs to vest one-third on each of the first three anniversaries of December 16, 2024, subject to continued employment

Material Terms of the RSU Agreement
In addition to the number, vesting conditions and other terms of the RSUs summarized in the table above, the following is a summary of other material terms of the RSU Agreement under which, subject to Proposal Three being passed by stockholders, the RSUs will be granted to Mr. Paterson.
RSU Agreement
•	Grant Price: There is no consideration payable for the grant of the RSUs.
•	Vesting Conditions: Remain continuously employed through each vesting date.
•
Termination: If Mr. Paterson’s employment terminates due to his death or disability, his RSUs immediately vest in full. If Mr. Paterson’s employment terminates without “cause” or for “good reason,” a pro rata portion of his RSUs will vest, based on the time elapsed in the full vesting period.

•
Adjustment of Shares of Common Stock: The Company may make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the outstanding RSUs and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•
Change in Control: In the event of a change in control of the Company, Mr. Paterson’s RSUs will vest in full unless a replacement award is provided that meets certain requirements described in the RSU Agreement.

Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the RSUs based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for the award grantee, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
RSUs will not have US tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock issued to them. Upon the sale of shares of Common Stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code of 1986, as amended (“Code”) and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposal Three:
•	(ASX Listing Rule 10.15.1): The RSUs are proposed to be granted to the Company’s Chief Executive Officer, Mr. Wayne Paterson.
•	(ASX Listing Rule 10.15.2): Mr. Paterson is an executive director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.
•
(ASX Listing Rule 10.15.3): It is proposed that 1,000,000 RSUs will be granted to Mr. Paterson in connection with the IPO, with each RSU on vesting entitling Mr. Paterson to be issued one fully paid share of Common Stock for no monetary consideration.

•
(ASX Listing Rule 10.15.4): The details of Mr. Paterson’s current total remuneration package (in US dollars), is set out in the “2025 Director Compensation Package” section on page 31 of this Proxy Statement.

•	ASX Listing Rule 10.15.5): No securities have previously been issued to Mr. Paterson under the Equity Plan.
•
(ASX Listing Rule 10.15.6): The securities proposed to be granted to Mr. Paterson, if approved under Proposal Three, are RSUs. The material terms of the RSUs are set out above under the headings “Number of RSUs and Vesting Conditions” and “Material Terms of the RSU Agreement”.

The proposed grant of the RSUs to Mr. Paterson is intended to recognize Mr. Paterson’s contributions to the Company, including in connection with the IPO and to align the interests of Mr. Paterson with those of stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the RSUs proposed to be granted to Mr. Paterson is $6,000,000. This valuation is based on the price per share of Common Stock in the IPO.
•
(ASX Listing Rule 10.15.7): If approved under Proposal Three, the Company intends to issue the RSUs to Mr. Paterson as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the RSUs or for the Common Stock to be issued to Mr. Paterson upon their vesting, other than the continued provision of employment or director services and the satisfaction of the applicable vesting conditions by Mr. Paterson. Consequently, there is no issue price for the RSUs.

•
(ASX Listing Rule 10.15.9): The RSUs are proposed to be issued pursuant to the Company’s Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 35 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to Mr. Paterson in relation to the grant of RSUs.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposal Three is approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposal Three, as set out on page 49 of this Proxy Statement.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS (OTHER THAN WAYNE PATERSON, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL THREE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL THREE, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF 1,000,000 RESTRICTED STOCK UNITS TO WAYNE PATERSON IN CONNECTION WITH THE IPO, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSALS FOUR, FIVE, SIX AND SEVEN –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE INITIAL GRANT OF RESTRICTED STOCK UNITS TO NON-EMPLOYEE DIRECTORS
Background
Proposal Four, Proposal Five, Proposal Six, and Proposal Seven (inclusive) seek the approval of stockholders under ASX Listing Rule 10.14 for the initial grant of RSUs to the Company’s non-employee directors, as detailed in Table 1 below (“NED RSUs”) on the terms and conditions of RSU agreements entered into between each relevant non-employee director and the Company (“NED RSU Agreements”). The NED RSU Agreements with respect to John Seaberg and Stephen Denaro were entered into between the Company and the relevant non-employee director in connection with the IPO, while the NED RSU Agreements with respect to Gregory Moss and David Roberts were entered into in connection with the appointment of each relevant non-employee director. The material terms of the NED RSU Agreements are summarized below under the heading “Material Terms of the NED RSU Agreements”. The RSUs are otherwise proposed to be granted on the terms of the Equity Plan.
An RSU is an unfunded and unsecured contractual entitlement to be issued or transferred a share of Common Stock or a CDI on a future date (after the vesting of the relevant RSU entitlement). Each NED RSU on vesting will entitle the relevant non-employee director to be issued or transferred one fully paid share of Common Stock or a CDI, as applicable, for no monetary consideration.
Our Board agreed to grant the NED RSUs to each of the below non-employee directors in connection with the IPO or their later Board appointment date, subject to receipt of the stockholder approvals sought under Proposal Four, Proposal Five, Proposal Six, and Proposal Seven. Table 1 below reflects the awards granted to each non-executive director.
Table 1: NED RSUs proposed to be granted to each non-employee director:
Set out below are details of the NED RSUs proposed to be granted to each relevant non-executive director if stockholders approve Proposal Four, Proposal Five, Proposal Six, and Proposal Seven (as applicable).

Non-Employee Director	RSUs to be Granted(1)	Vesting Schedule
John Seaberg	83,333 RSUs to acquire shares of Common Stock	RSUs to vest one-third on each of the first three anniversaries of December 16, 2024, subject to continued service on each vesting date.
Stephen Denaro	41,666 RSUs to acquire CDIs	RSUs to vest one-third on each of the first three anniversaries of December 16, 2024, subject to continued service on each vesting date.
Gregory Moss	52,742 RSUs to acquire shares of Common Stock	RSUs to vest one-third on each of the first three anniversaries of June 7, 2025, subject to continued service on each vesting date.
David Roberts	52,742 RSUs to acquire shares of Common Stock	RSUs to vest one-third on each of the first three anniversaries of June 7, 2025, subject to continued service on each vesting date.

(1)
Upon the vesting of an RSU award, the holder will be entitled to be issued or transferred the relevant number of shares of Common Stock or CDIs, as applicable, without the payment of any cash or other form of consideration.

If Proposal Four is passed by stockholders, 83,333 NED RSUs will be granted to Mr. Seaberg under and subject to the terms of the relevant NED RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Four is not passed by stockholders, 83,333 NED RSUs will not be granted to Mr. Seaberg.

If Proposal Five is passed by stockholders, 41,666 NED RSUs will be granted to Mr. Denaro under and subject to the terms of the relevant NED RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Five is not passed by stockholders, 41,666 NED RSUs will not be granted to Mr. Denaro.
If Proposal Six is passed by stockholders, 52,742 NED RSUs will be granted to Mr. Moss under and subject to the terms of the relevant NED RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Six is not passed by stockholders, 52,742 NED RSUs will not be granted to Mr. Moss.
If Proposal Seven is passed by stockholders, 52,742 NED RSUs will be granted to Mr. Roberts under and subject to the terms of the relevant NED RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Seven is not passed by stockholders, 52,742 NED RSUs will not be granted to Mr. Roberts.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, Director Share Units, Restricted Share Units and Performance Share Units) under an employee incentive scheme:
•	a director of the Company;
•	an associate of a director of the Company; or
•	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of the NED RSUs to Mr. Seaberg, Mr. Denaro, Mr. Moss, and Mr. Roberts under Proposal Four, Proposal Five, Proposal Six, and Proposal Seven, respectively, each fall within ASX Listing Rule 10.14.1, as each of Mr. Seaberg, Mr. Denaro, Mr. Moss, and Mr. Roberts is a director of the Company, and they do not fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the NED RSUs to each of Mr. Seaberg, Mr. Denaro, Mr. Moss, and Mr. Roberts therefore requires the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposal Four, Proposal Five, Proposal Six, and Proposal Seven are passed by stockholders, the grant of the NED RSUs, and any subsequent issue, transfer or allocation of Common Stock in respect of those NED RSUs, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Material Terms of the NED RSU Agreements
In addition to the value, vesting schedules and other terms of the NED RSUs noted in Table 1 above, the following is a summary of other material terms of the NED RSU Agreements under which, subject to Proposal Four, Proposal Five, Proposal Six, and Proposal Seven being passed by stockholders, the NED RSUs will be granted.
RSU Agreements
•	Grant Price: There is no consideration payable for the grant of the NED RSUs.
•	Vesting Conditions: Remain in continuous service through each vesting date.
•	Lapsing on Cessation as a Director: Each non-employee director’s NED RSUs will be forfeited on the date that his continuous service as a non-employee director terminates.

•
Adjustment of Shares of Common Stock: The Company may make or provide for such adjustments in the number of and kind of shares of Common Stock or CDIs, as applicable, covered by the outstanding NED RSUs and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•	Change in Control: In the event of a change in control of the Company, each non-employee director’s NED RSUs will vest in full.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the NED RSU Agreements based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposal Four, Proposal Five, Proposal Six, and Proposal Seven and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
RSUs will not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock or CDIs issued to them. Upon the sale of shares of Common Stock or CDIs received in settlement of the NED RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock or CDIs. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock or CDIs for more than one year after realizing income attributable to the shares of Common Stock or CDIs, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposal Four, Proposal Five, Proposal Six, and Proposal Seven:
•	(ASX Listing Rule 10.15.1): The NED RSUs are proposed to be granted to Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss, and Mr. David Roberts.
•
(ASX Listing Rule 10.15.2): Each of Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss, and Mr. David Roberts are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.14.1.

•
(ASX Listing Rule 10.15.3): It is proposed that Mr. Seaberg will be granted 83,333 NED RSUs and Mr. Denaro will be granted 41,666 NED RSUs, and Mr. Moss and Mr. Roberts will each be granted 52,742 NED RSUs, with each NED RSU on vesting entitling the holder to be issued one fully paid share of Common Stock for no consideration.

•
(ASX Listing Rule 10.15.4): The details of each non-employee director’s current total remuneration package (in U.S. dollars) is set out in the “2025 Director Compensation Package” section on page 31 of this Proxy Statement.

•	(ASX Listing Rule 10.15.5): No securities have previously been issued to Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss, or Mr. David Roberts under the Equity Plan.
•
(ASX Listing Rule 10.15.6): The securities proposed to be granted under Proposal Four, Proposal Five, Proposal Six, and Proposal Seven (inclusive) are the NED RSUs. The material terms of the NED RSUs are set out above in Table 1 and under the heading “Material Terms of the NED RSU Agreements.”

The proposed grant of the NED RSUs to Mr. Seaberg and Mr. Denaro are intended to recognize the contribution of each of Mr. Seaberg and Mr. Denaro to the Company, including in connection with the IPO and to align the interests of Mr. Seaberg and Mr. Denaro with those of stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.

The proposed grant of the NED RSUs to Mr. Moss and Mr. Roberts are intended to align the interests of Mr. Moss and Mr. Roberts with those of stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the NED RSUs proposed to be granted to the non-employee directors are as follows:
○	83,333 NED RSUs to be granted to Mr. Seaberg – $500,000;
○	41,666 NED RSUs to be granted to Mr. Denaro – $250,000;
○	52,742 NED RSUs to be granted to Mr. Moss – $250,000; and
○	52,742 NED RSUs to be granted to Mr. Roberts – $250,000.
This valuation is based on the price per share of our Common Stock in the IPO or date of Board appointment.
•
(ASX Listing Rule 10.15.7): If approved under Proposal Four, Proposal Five, Proposal Six, and Proposal Seven (as applicable), the Company intends to issue the NED RSUs to the relevant non-employee directors as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the NED RSUs (or for the Common Stock or CDIs, as applicable, to be issued or transferred upon the vesting of the NED RSUs), other than the continued provision of non-employee director services by the non- employee directors. Consequently, there is no issue price for the NED RSUs.

•
(ASX Listing Rule 10.15.9): The NED RSUs are proposed to be issued pursuant to the Company’s Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 35 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to the non-employee directors in relation to the grants of the NED RSUs.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposal Four, Proposal Five, Proposal Six, and Proposal Seven are approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposal Four, Proposal Five, Proposal Six, and Proposal Seven as set out on page 52 of this Proxy Statement.
Recommendations of Our Board of Directors
PROPOSAL FOUR: OUR BOARD OF DIRECTORS (OTHER THAN JOHN SEABERG, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL FOUR) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL FOUR, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 83,333 RESTRICTED STOCK UNITS TO ACQUIRE SHARES OF COMMON STOCK TO JOHN SEABERG IN CONNECTION WITH THE IPO, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL FIVE: OUR BOARD OF DIRECTORS (OTHER THAN STEPHEN DENARO, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL FIVE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL FIVE, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 41,666 RESTRICTED STOCK UNITS TO ACQUIRE CDIS TO STEPHEN DENARO IN CONNECTION WITH THE IPO, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSAL SIX: OUR BOARD OF DIRECTORS (OTHER THAN GREGORY MOSS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL SIX) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL SIX, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 52,742 RESTRICTED STOCK UNITS TO ACQUIRE COMMON STOCK TO GREGORY MOSS IN CONNECTION WITH APPOINTMENT TO THE BOARD, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL SEVEN: OUR BOARD OF DIRECTORS (OTHER THAN DAVID ROBERTS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL SEVEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL SEVEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 52,742 RESTRICTED STOCK UNITS TO ACQUIRE COMMON STOCK TO DAVID ROBERTS IN CONNECTION WITH APPOINTMENT TO THE BOARD, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSALS EIGHT, NINE, TEN AND ELEVEN –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER
PURPOSES, THE GRANT OF RESTRICTED STOCK UNITS TO NON-EMPLOYEE DIRECTORS
Background
Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven (inclusive) seek the approval of stockholders under ASX Listing Rule 10.14 for the grant of RSUs to the Company’s directors in respect of the Company’s 2025 fiscal year, as detailed in Table 2 below (the “FY25 RSUs”) on the terms and conditions of RSU agreements entered into between each relevant director and the Company in connection with the proposed grant of the FY25 RSUs (the “FY25 RSU Agreements”), the material terms of which are summarized below under the heading “Material Terms of the FY25 RSU Agreements.” The FY25 RSUs are otherwise proposed to be granted on the terms of the Equity Plan.
An RSU is an unfunded and unsecured contractual entitlement to be issued or transferred a share of Common Stock or a CDI on a future date (after the vesting of the relevant RSU entitlement). Each FY25 RSU on vesting will entitle the relevant director to be issued or transferred one fully paid share of Common Stock or a CDI, as applicable, for no monetary consideration. Mr. Seaberg and Mr. Denaro are entitled to grants of $250,000 and $125,000, respectively, under the Non-Employee Director Compensation Policy. Mr. Moss and Mr. Roberts are entitled to a pro-rata grant of $61,644 based on the amount of time they served prior to the Annual Meeting.
Pursuant to the Non-Employee Director Compensation Policy, the FY25 RSUs are proposed to be granted as of the date of the Annual Meeting to the directors of the Company:
•	in recognition of each directors’ past and likely future contributions to the development, governance and performance of the Company; and
•	to align the interests of each director with those of stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
Table 2: FY25 RSUs proposed to be granted to each director:
Set out below are details of the FY25 RSUs proposed to be granted to each director if stockholders approve Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven (as applicable).

Director	RSUs to be Granted(1)	Vesting Schedule
John Seaberg	the grant of $250,000 (in grant date value) of RSUs to acquire shares of Common Stock	RSUs vest on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of shareholders following the date of grant.

Stephen Denaro	the grant of $125,000 (in grant date value) of RSUs to acquire CDIs	RSUs vest on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of shareholders following the date of grant.

Gregory Moss	the grant of $61,644 (in grant date value) of RSUs to acquire shares of Common Stock	RSUs vest on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of shareholders following the date of grant.

David Roberts	the grant of $61,644 (in grant date value) of RSUs to acquire shares of Common Stock	RSUs vest on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of shareholders following the date of grant.

(1)
The number of RSUs to be granted will equal the stated grant date value divided by the closing price of a share of the Company’s Common Stock on the date of the Annual Meeting. Upon the vesting of an RSU award, the holder will be entitled to be issued or transferred the relevant number of shares of Common Stock or CDIs, as applicable, without the payment of any cash or other form of consideration.

If Proposal Eight is passed by stockholders, the grant of $250,000 (in grant date value) of RSUs will be granted to Mr. Seaberg under and subject to the terms of the relevant FY25 RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Eight is not passed by stockholders, the grant of RSUs with a total target grant value of $250,000 will not be granted to Mr. Seaberg.

If Proposal Nine is passed by stockholders, the grant of $125,000 (in grant date value) of RSUs will be granted to Mr. Denaro under and subject to the terms of the relevant FY25 RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Nine is not passed by stockholders, the grant of RSUs with a total target grant value of $125,000 will not be granted to Mr. Denaro.
If Proposal Ten is passed by stockholders, the grant of $61,644 (in grant date value) of RSUs will be granted to Mr. Moss under and subject to the terms of the relevant FY25 RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Ten is not passed by stockholders, the grant of RSUs with a total target grant value of $61,644 will not be granted to Mr. Moss.
If Proposal Eleven is passed by stockholders, the grant of $61,644 (in grant date value) of RSUs will be granted to Mr. Roberts under and subject to the terms of the relevant FY25 RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Eleven is not passed by stockholders, the grant of RSUs with a total target grant value of $61,644 will not be granted to Mr. Roberts.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, Director Share Units, Restricted Share Units and Performance Share Units) under an employee incentive scheme:
•	a director of the Company;
•	an associate of a director of the Company; or
•	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of the FY25 RSUs to Mr. Seaberg, Mr. Denaro, Mr. Moss and Mr. Roberts under Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven each fall within ASX Listing Rule 10.14.1, as each of Mr. Seaberg, Mr. Denaro, Mr. Moss and Mr. Roberts is a director of the Company, and they do not fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the FY25 RSUs to each of Mr. Seaberg, Mr. Denaro, Mr. Moss and Mr. Roberts therefore requires the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven are passed by stockholders, the grant of the FY25 RSUs, and any subsequent issuance, transfer or allocation of Common Stock in respect of those FY25 RSUs, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Material Terms of the FY25 RSU Agreements
In addition to the value, vesting schedules and other terms of the FY25 RSUs noted in Table 2 above, the following is a summary of other material terms of the FY25 RSU Agreements under which, subject to Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven being passed by stockholders, the FY25 RSUs will be granted:
•	Grant Price: There is no consideration payable for the grant of the FY25 RSUs.
•	Vesting Conditions: Each director remains in continuous service through each vesting date.
•	Lapsing on Cessation as a Director: Each director’s FY25 RSUs will be forfeited on the date that his continuous service as a director terminates.

•
Adjustment of Shares of Common Stock: The Company may make or provide for such adjustments in the number of and kind of shares of Common Stock or CDIs, as applicable, covered by the outstanding FY25 RSUs and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•	Change in Control: In the event of a change in control of the Company, each director’s FY25 RSUs will vest in full.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the FY25 RSU Agreements based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
RSUs will not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock issued to them. Upon the sale of shares of Common Stock received in settlement of the FY25 RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven:
•	(ASX Listing Rule 10.15.1): The FY25 RSUs are proposed to be granted to the Company’s directors, namely Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss and Mr. David Roberts.
•
(ASX Listing Rule 10.15.2): Each of Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss and Mr. David Roberts are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.14.1.

•
(ASX Listing Rule 10.15.3): It is proposed that Mr. Seaberg will be granted $250,000 (in grant date value) of RSUs, Mr. Denaro will be granted $250,000 (in grant date value) of RSUs, Mr. Moss will be granted $61,644 (in grant date value) of RSUs, and Mr. Roberts will be granted $61,644 (in grant date value) of RSUs, with each FY25 RSU on vesting entitling the holder to be issued one fully paid share of Common Stock for no consideration.

•
(ASX Listing Rule 10.15.4): The details of each director’s current total remuneration package (in US dollars) is set out in the “2025 Director Compensation Package” section on page 31 of this Proxy Statement.

•
(ASX Listing Rule 10.15.5): No securities have previously been issued to Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss or Mr. David Roberts under the Equity Plan, other than those proposed under Proposal Four, Proposal Five, Proposal Six and Proposal Seven set out in this Proxy Statement.

•
(ASX Listing Rule 10.15.6): The securities proposed to be granted under Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven are the FY25 RSUs. The material terms of the FY25 RSUs are set out above in Table 2 and under the heading “Material Terms of the FY25 RSU Agreements.”

The proposed grant of the FY25 RSUs to each of the directors of the Company are intended to recognize the past and likely future contributions to the development, governance and performance of the Company by each of the directors and to align the interests of each of the directors with those of stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the FY25 RSUs proposed to be granted to the directors are as follows:
○	FY25 RSUs to be granted to Mr. Seaberg – $250,000;
○	FY25 RSUs to be granted to Mr. Denaro – $125,000;
○	FY25 RSUs to be granted to Mr. Moss – $61,644; and
○	FY25 RSUs to be granted to Mr. Roberts – $61,644.
•
(ASX Listing Rule 10.15.7): If approved under Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven (as applicable), the Company intends to issue the FY25 RSUs to the directors as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the FY25 RSUs (or for the Common Stock or CDIs, as applicable, to be issued or transferred upon the vesting of the FY25 RSUs), other than the continued provision of director services by the directors. Consequently, there is no issue price for the FY25 RSUs.

•
(ASX Listing Rule 10.15.9): The FY25 RSUs are proposed to be issued pursuant to the Company’s Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 35 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to the directors in relation to the grants of the FY25 RSUs.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven are approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposal Eight, Proposal Nine, Proposal Ten and Proposal Eleven as set out on page 57 of this Proxy Statement.
Recommendations of Our Board of Directors
PROPOSAL EIGHT: OUR BOARD OF DIRECTORS (OTHER THAN JOHN SEABERG, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL EIGHT) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL EIGHT, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $250,000 (IN GRANT DATE VALUE) OF RESTRICTED STOCK UNITS TO ACQUIRE COMMON STOCK TO JOHN SEABERG IN CONNECTION WITH THE ANNUAL MEETING, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL NINE: OUR BOARD OF DIRECTORS (OTHER THAN STEPHEN DENARO, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL NINE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NINE BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $125,000 (IN GRANT DATE VALUE) OF RESTRICTED STOCK UNITS TO ACQUIRE CDIS TO STEPHEN DENARO IN CONNECTION WITH THE ANNUAL MEETING, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSAL TEN: OUR BOARD OF DIRECTORS (OTHER THAN GREGORY MOSS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL TEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL TEN BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $61,644 (IN GRANT DATE VALUE) OF RESTRICTED STOCK UNITS TO ACQUIRE COMMON STOCK TO GREGORY MOSS IN CONNECTION WITH THE ANNUAL MEETING, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL ELEVEN: OUR BOARD OF DIRECTORS (OTHER THAN DAVID ROBERTS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL ELEVEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL ELEVEN BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $61,644 (IN GRANT DATE VALUE) OF RESTRICTED STOCK UNITS TO ACQUIRE COMMON STOCK TO DAVID ROBERTS IN CONNECTION WITH THE ANNUAL MEETING, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSAL TWELVE –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER
PURPOSES, ADJUSTMENTS TO THE EXERCISE PRICE OF CERTAIN STOCK OPTIONS
PREVIOUSLY GRANTED UNDER THE COMPANY’S EMPLOYEE INCENTIVE PLAN, ON THE
TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT
Background
Proposal Twelve seeks the approval of stockholders under ASX Listing Rule 6.23.4 of legally necessary adjustments to the exercise price for the unlisted stock options summarized below which were granted in 2024 to employees of the Company or a subsidiary of the Company who are U.S. taxpayers under the Company’s Employee Incentive Plan (adopted in 2020 by ATPL and assumed by the Company in 2024) that remain outstanding as of the date of the Annual Meeting (the “Affected Options”):

Number of Options	Grant Date	Expiry date	Original Exercise Price (After IPO Adjustment) (US$)
75,000	March 26, 2024	April 16, 2029	12.45
5,250	March 29, 2024	April 23, 2029	13.02
3,000	July 1, 2024	August 8, 2029	11.63

The Affected Options were issued to the employees of the Company or a subsidiary as an equity-based component to their remuneration packages. No member of the Board or senior management holds the Affected Options.
Under Proposal Twelve, we are proposing that the exercise price of each Affected Option be adjusted upwards to reflect the closing price of a share of ATPL on each applicable grant date. The terms of the Affected Options will otherwise remain unchanged.
If Proposal Twelve is passed by stockholders, the exercise price of each Affected Option will be adjusted as detailed below. If Proposal Twelve is not passed by stockholders, the exercise price of each Affected Option will not be adjusted and the Company will not be able to correct an inadvertent error in setting the original exercise prices of the Affected Options under Section 409A of the Code (“Section 409A”).
ASX Listing Rule 6.23.4
ASX Listing Rule 6.23.4 provides that an entity must obtain stockholder approval to make a change to the terms of options on issue which is not prohibited under ASX Listing Rule 6.23.3.
ASX Listing Rule 6.23.3 prohibits, amongst other things, a change to the terms of options which has the effect of reducing the exercise price of the options. As the proposed changes to the exercise price of the Affected Options would, if approved by stockholders and implemented, result in the exercise price of the Affected Options being increased, rather than decreased, the proposed adjustment of the exercise price of the Affected Options is not prohibited by ASX Listing Rule 6.23.3.
Reason for the Adjustment to the Exercise Price
When the Affected Options were granted in 2024 pre-IPO, the Company inadvertently set the applicable exercise prices below the fair market value of a share of ATPL on the date of grant, which resulted in the Affected Options not complying with Section 409A. Under Section 409A, issuers of non-compliant stock options are permitted to correct the error in the year of grant or in the year thereafter without penalty to the impacted optionholders or the issuer if the exercise price is adjusted to equal the fair market value of a share on the date of grant. The Company has determined that it would be in its best interests to adjust the exercise prices of the Affected Options in accordance with the correction method prescribed under Section 409A. If Proposal Twelve is approved by stockholders, each adjustment will result in an exercise price for each Affected Option equal to the closing price of a share of ATPL on the applicable date of grant (or the closing price on the day prior to the date of grant if the date of grant was not a trading day) as reflected in the table below.
Adjusted Exercise Prices
A summary of the proposed adjusted exercise prices for each Affected Option is set forth below. The original exercise prices were converted from Australian dollars to U.S. dollars in connection with the IPO using an exchange rate of 0.6367. The adjusted exercise prices were determined by converting the closing price of a share of ATPL on the applicable date of grant (or the closing price on the day prior to the date of grant if the date of grant was not a trading day) into U.S. dollars using the same exchange rate used in connection with the IPO, with the date of grant, for purposes of correcting the Section 409A error, being the date on which the board of directors of ATPL approved the issuance of the Affected Options.

Grant Date	Original Exercise Price (After IPO Adjustment) (US$)	Adjusted Exercise Price (US$)
March 26, 2024	12.45	14.29
March 29, 2024	13.02	14.95
July 1, 2024	11.63	11.66

Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL TWELVE, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER PURPOSES, OF ADJUSTMENTS TO THE EXERCISE PRICE OF CERTAIN STOCK OPTIONS PREVIOUSLY GRANTED UNDER THE COMPANY’S EMPLOYEE INCENTIVE PLAN, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSAL THIRTEEN –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER
PURPOSES, AMENDMENTS TO THE TERMS OF STOCK OPTIONS PREVIOUSLY GRANTED
UNDER THE COMPANY’S 2017 INCENTIVE PLAN AND 2020 INCENTIVE PLAN OR THROUGH
SHAREHOLDER APPROVAL, AS SET OUT IN THIS PROXY STATEMENT
Background
Various employees of the Company and its subsidiaries have previously been granted options to acquire shares of Common Stock under the Company’s 2017 Incentive Plan and 2020 Incentive Plan that remain outstanding as of September 30, 2025 (the “Plan Options”). In addition, members of the Board have previously been granted options, including options granted pursuant to shareholder approval, that remain outstanding as of the same date (the “Director Options,” and together with the Plan Options, the “Outstanding Options”).
There are Plan Options held by approximately 99 total participants with respect to approximately 2,656,094 shares of Common Stock outstanding as of September 30, 2025, with a range of exercise prices for such Plan Options that runs from US$2.29 to US$24.43. There are Director Options with respect to approximately 2,175,178 shares of Common Stock outstanding as of September 30, 2025, with a range of exercise prices for such Plan Options that runs from US$3.76 to US$23.56.
The number of Outstanding Options, along with the range of exercise prices of such Outstanding Options held by each member of the Board, each Named Executive Officer and certain other specified groups are set out in the table below:

Optionholder	Total Number of Shares Subject to Plan Options/Director Options	Exercise Price Range(1)
		Low	High
John Seaberg	312,500	8.25	15.28
Wayne Paterson	1,346,248	3.76	23.56
Stephen Denaro	170,500	8.56	15.84
Wenyi Gu (former Director)	80,500	15.84	15.84
David St Denis	265,430	5.65	23.56
Matthew McDonnell	112,001	4.49	8.56
Executive Officers as a Group	1,723,679	3.76	23.56
Non-Executive Directors as a Group	563,500	8.25	15.84
Non-Executive Officer Employees as a Group	368,915	2.29	24.43

(1)
The exercise prices reported for Messrs. Denaro and McDonnell and Dr. Gu, which are designated in AUD, have been translated to USD using the spot exchange rate as of September 30, 2025 of approximately A$1.00 to $0.66.

The terms applicable to the Outstanding Options require that the relevant optionholder pay the applicable exercise price to the Company in order to exercise any vested Outstanding Options. The optionholder will also generally incur tax liability at the time of exercise.
Proposal Thirteen seeks the approval of stockholders under ASX Listing Rule 6.23.4 to permit the terms of the Outstanding Options to be amended to provide the Board with the discretion to (i) permit optionholders to exercise their Outstanding Options using a net exercise feature and (ii) satisfy the tax liability incurred through net share withholding. The net exercise feature, which is a type of cashless exercise, enables the optionholder to pay the exercise price by having a number of shares with a value equal to the applicable exercise price withheld from the number of shares of Common Stock or CDIs (as applicable) the holder is entitled to receive upon exercise of their Outstanding Options.
Net share withholding enables the optionholder to satisfy their tax liability at exercise by having a number of shares with a value equal to the applicable taxable amount withheld from the number of shares of Common Stock or CDIs (as applicable) the holder is entitled to receive upon exercise of their Outstanding Options.

Under the proposed amendment to the terms of the Outstanding Options, if the Board exercises its discretion to permit net exercise and/or net share withholding, the number of shares of Common Stock or CDIs (as applicable) to which a holder of Outstanding Options would be entitled to receive upon exercise of the Outstanding Options would be as follows:
Net Exercise: Common Stock or CDIs (as applicable) received at exercise = A x (Number of Outstanding Options exercised)
Where:
A = (B – (Exercise Price per Outstanding Option)) / B
B = the closing price of a share of Common Stock on NASDAQ or a CDI on ASX (as applicable) on the date of exercise of the Outstanding Option, unless otherwise determined by the Board or required by applicable law.
Net Share Withholding: Common Stock or CDIs (as applicable) received at exercise = (Number of Outstanding Options exercised) - C
Where:
C = Amount of Tax Liability at Exercise / D
D = the closing price of a share of Common Stock on NASDAQ or a CDI on ASX (as applicable) on the date of exercise of the Outstanding Option, unless otherwise determined by the Board or required by applicable law.
Net Exercise and Net Share Withholding: Common Stock or CDIs (as applicable) received at exercise = A x (Number of Outstanding Options exercised) - C
Where:
A = (B – (Exercise Price per Outstanding Option)) / B
B = the closing price of a share of Common Stock on NASDAQ or a CDI on ASX (as applicable) on the date of exercise of the Outstanding Option, unless otherwise determined by the Board or required by applicable law.
C = Amount of Tax Liability at Exercise / D
D = the closing price of a share of Common Stock on NASDAQ or a CDI on ASX (as applicable) on the date of exercise of the Outstanding Option, unless otherwise determined by the Board or required by applicable law.
The proposed net exercise and net share withholding features, if permitted by the Board in its discretion, are intended to provide flexibility and convenience to the holders of Outstanding Options, as well as to facilitate the exercise of Outstanding Options in a way that does not require holders of Outstanding Options to make significant upfront cash payments, which may indirectly disadvantage some holders of Outstanding Options.
ASX Listing Rule 6.23.4
ASX Listing Rule 6.23.4 provides that an entity must obtain stockholder approval to make a change to the terms of options on issue which is not prohibited under ASX Listing Rule 6.23.3.
ASX Listing Rule 6.23.3 provides that a change to an option which has the effect of reducing the exercise price, increasing the period for exercise, or increasing the number of securities received on exercise cannot be made. The proposed amendments to the Outstanding Options described above would not have the effect of reducing the exercise price, increasing the period for exercise or increasing the number of securities received on exercise, of the Outstanding Options and, therefore, the proposed amendments are not prohibited under ASX Listing Rule 6.23.3. Therefore, Proposal Thirteen is seeking stockholder approval to permit the terms of the Outstanding Options to be amended as described above.
If Proposal Thirteen is passed by stockholders, the Company will be able to proceed with the proposed amendments to the terms of the Outstanding Options as described above. If Proposal Thirteen is not passed by stockholders, the Company will not be able to proceed with the proposed amendments to the terms of the

Outstanding Options, and the Board will not be able to allow holders of Outstanding Options to use net exercise and/or net share withholding upon exercise of the Outstanding Options (but would not impact the ability to exercise the Outstanding Options traditionally through cash payment of the exercise price).
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL THIRTEEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER PURPOSES, AMENDMENTS TO THE TERMS OF THE PLAN OPTIONS PREVIOUSLY GRANTED UNDER THE COMPANY’S 2017 INCENTIVE PLAN AND 2020 INCENTIVE PLAN OR THROUGH SHAREHOLDER APPROVAL, AS SET OUT IN THIS PROXY STATEMENT.
Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card or CDI voting instructions.

Toowong, Queensland Australia	By Order of the Board of Directors,

October 30, 2025	Wayne Paterson Chief Executive Officer and Vice Chairman

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AVR2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - +1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80839-P39767

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANTERIS TECHNOLOGIES GLOBAL CORP.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	For	Against	Abstain
1a. John Seaberg	☐	☐	☐
1b. Gregory Moss	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, Form 10-K and Form 10-K/A are available at www.proxyvote.com.

V80840-P39767

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Wayne Paterson (Vice Chairman and Chief Executive Officer) and Matthew McDonnell (Chief Financial Officer), or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Anteris Technologies Global Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 5:00 p.m., CT, on December 3, 2025, at InterContinental Brisbane, 190 Elizabeth Street, Brisbane, Queensland 4000 Australia, and also held at the same time virtually at www.virtualshareholdermeeting.com/AVR2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.

Continued, and must be signed and dated on the other side